    As filed with the Securities and Exchange Commission on February 28, 2003

                                                               File Nos. 2-90519
                                                                        811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 56
                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 57

                             SMITH BARNEY TRUST II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 800-451-2010

             Robert I. Frenkel, 300 First Stamford Place, 4th Floor,
                          Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                                    Copy to:
           Roger P. Joseph, Bingham McCutchen LLP, 150 Federal Street,
                           Boston, Massachusetts 02110


It is proposed that this filing will become effective on February 28, 2003 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

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* This filing relates solely to shares of the Trust's series Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Capital Preservation Fund, and Smith Barney Capital Preservation Fund II.

                                   PROSPECTUS
                                   ----------

                                  ------------
                                  SMITH BARNEY
                                  DIVERSIFIED
                                   LARGE CAP
                                  GROWTH FUND
                                  ------------

Class A, B, L and Y Shares

February 28, 2003




The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)



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  INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND

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CONTENTS
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Investments, risks and performance .....................................     2


More on the fund's investments .........................................     8

Management .............................................................    10

Choosing a class of shares to buy ......................................    12

Comparing the fund's classes ...........................................    14

Sales charges ..........................................................    15

More about deferred sales charges ......................................    18

Buying shares ..........................................................    19

Exchanging shares ......................................................    20

Redeeming shares .......................................................    21

Other things to know about share transactions ..........................    24

Dividends, distributions and taxes .....................................    26

Share price ............................................................    27

Financial highlights ...................................................    28

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of large cap issuers and related investments. Companies that have market capitalizations within the top 1000 stocks of the equity market are considered large cap issuers. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the 80% policy. As of December 31, 2002, issuers within the top 1000 stocks had market capitalizations of at least $1.057 billion. This number will change with changes in the market. The fund may also invest in securities issued by smaller companies.


The fund's equity securities consist primarily of common stocks. The fund may also invest in other equity securities that the manager believes provide opportunities for appreciation, such as preferred stock, warrants and securities convertible into common stock.

SELECTION PROCESS The manager uses a growth approach, emphasizing well-established companies believed to have superior management teams. The manager looks principally for issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. The manager seeks issuers that build earnings by increasing sales, productivity and market share rather than by cutting costs. The manager also emphasizes issuers with stable financial characteristics and low debt levels. The fund may continue to hold securities of issuers that become mid cap or small cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies with consistent earnings growth against the context of broader market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth.
[ ] Stock prices decline generally.
[ ] Large capitalization companies fall out of favor with investors.
[ ] An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
[ ] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.


See pages 8-10 for more information about the risks of investing in the fund.


WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.
[ ] You are seeking growth of principal and not current income but are concerned about the high level of market volatility typically associated with more aggressive growth funds.
[ ] You are prepared to accept daily share price fluctuations and possible losses.
[ ] Your investment horizon is longer term -- typically at least five years.

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


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                       TOTAL RETURN -- CLASS A SHARES*
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                1993                          12.26%
                1994                          (0.41)%
                1995                          27.55%
                1996                          13.84%
                1997                          31.38%
                1998                          37.19%
                1999                          17.18%
                2000                         (17.96)%
                2001                         (11.53)%
                2002                         (25.34)%


                 CALENDAR YEARS ENDED DECEMBER 31


HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 22.62% in 4th quarter 1998
Lowest: (17.66)% in 2nd quarter 2002

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

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                         AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/02)
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                                                            SINCE    INCEPTION
                            1 YEAR    5 YEARS   10 YEARS  INCEPTION    DATE

CLASS A                                                              10/19/90
  Return before taxes      (29.07)%   (3.72)%    5.85%      8.20%
  Return after taxes on
  distributions(1)         (29.80)%   (4.93)%    3.96%      6.55%
  Return after taxes on
  distributions and sale
  of fund shares(1)        (17.85)%   (2.40)%    4.81%      6.92%
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OTHER CLASSES
(Return before taxes
only)
CLASS B                    (29.67)%     n/a       n/a     (11.56)%    1/04/99
CLASS L                    (27.38)%     n/a       n/a     (23.27)%    9/22/00
CLASS Y                       n/a       n/a       n/a        n/a        (2)
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S&P BARRA GROWTH
  INDEX(3)                 (23.59)%   (1.08)%    8.79%     11.33%       (3)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After- tax returns for Class B, Class L and Class Y shares will vary.
(2) No Class Y shares were outstanding on December 31, 2002.
(3) The S&P Barra Growth Index is an unmanaged, market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on October 31, 1990. The average annual total returns of the S&P Barra Growth Index since inception of each of the Class B and L shares are (9.56)% and (23.99)%, respectively.

FEE TABLE


This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                               SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                     CLASS A    CLASS B    CLASS L   CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)            5.00%      None       1.00%      None
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None(1)    5.00%      1.00%      None

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                      ANNUAL FUND OPERATING EXPENSES(2)
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(EXPENSES DEDUCTED FROM
FUND ASSETS)                         CLASS A    CLASS B    CLASS L  CLASS Y(3)

Management fee                        0.90%      0.90%      0.90%     0.90%
Distribution (12b-1) fees
(includes service fees)               0.25%      1.00%      1.00%      None
Other expenses                        0.20%      0.20%      0.20%     0.20%
Total annual fund
operating expenses*                   1.35%      2.10%      2.10%     1.10%

* Because of voluntary waivers and/
  or reimbursements, actual total
  operating expenses are expected to
  be:                                 1.05%      1.80%      1.80%     0.80%

These fee waivers and reimbursements may be reduced or terminated at any time.
(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on fees and expenses for the fiscal year ended October 31, 2002.
(3) For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fund's last fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year
[ ] You reinvest all distributions and dividends without a sales charge

[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


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                     NUMBER OF YEARS YOU OWN YOUR SHARES
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                                       1 YEAR   3 YEARS    5 YEARS   10 YEARS

Class A
(with or without redemption)            $631      $906     $1,202     $2,043
Class B
(redemption at end of period)           $713      $958     $1,229     $2,240
Class B
(no redemption)                         $213      $658     $1,129     $2,240
Class L
(redemption at end of period)           $411      $751     $1,218     $2,507
Class L
(no redemption)                         $311      $751     $1,218     $2,507
Class Y
(with or without redemption)            $112      $350      $606      $1,340

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MORE ON THE FUND'S INVESTMENTS
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DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the large cap equity securities held by the fund. In that case, derivative investments will be considered large cap investments for the purpose of the fund's investment policy.


Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities, including the securities of emerging market issuers. The fund may invest directly in foreign issuers or invest in depository receipts.


The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.


Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. On January 1, 2002, the countries participating in the European Economic and Monetary Union (EMU) adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.


The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

SMALL CAP SECURITIES The fund may also invest in common stocks and other securities issued by small companies that have market capitalizations below the top 1,000 stocks of the equity market. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the fund's share price to be volatile.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in debt securities to a limited extent. The fund's debt securities must be investment grade when the fund purchases them. Less than 5% of the fund's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.


The fund's goals and strategies may be changed without shareholder approval.

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MANAGEMENT
-------------------------------------------------------------------------------


MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

Brian Routledge has led the team responsible for the management of the fund since July 2001. From July 2001 until June 2002, Mr. Routledge shared this responsibility with another portfolio manager. Brian Routledge joined the manager in 1999 as a senior equity analyst. He became part of the Large Cap Growth portfolio management team of the manager in July 2000. Mr. Routledge joined Citigroup from Credit Suisse First Boston (CSFB) where he was a Vice President and Senior Equity Analyst for two years. Prior to joining CSFB, Mr. Routledge was at Prudential Securities Inc. for over eight years, where for the last four years he was a Vice President and Senior Equity Analyst. He became a Chartered Financial Analyst in 1992. Mr. Routledge has 12 years of investment management experience.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

MANAGEMENT FEE For the fiscal year ended October 31, 2002, Citi Fund Management Inc., the fund's investment manager until May 12, 2002, and SBFM, the fund's manager since May 13, 2002, received a fee, after waivers, of 0.60% of the fund's average daily net assets.


SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

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CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------


You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[ ] If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment, Class Y shares may help you reduce sales charges and ongoing expenses.
[ ] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

[ ] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[ ] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")
[ ] The fund, but only if you are investing through certain qualified plans or certain Service Agents.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                                            INITIAL              ADDITIONAL
-------------------------------------------------------------------------------
                                CLASSES A, B, L      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts          $  250        $15 million       $50

Qualified Retirement
Plans*                               $   25        $15 million       $25
Simple IRAs                          $    1            n/a           $ 1
Monthly Systematic
Investment Plans                     $   25            n/a           $25
Quarterly Systematic
Investment Plans                     $   50            n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

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COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

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                CLASS A         CLASS B         CLASS L         CLASS Y
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KEY FEATURES    [ ] Initial     [ ] No initial  [ ] Initial     [ ] No initial
                    sales           sales           sales           or deferred
                    charge          charge          charge is       sales
                [ ] You may     [ ] Deferred        lower than      charge
                    qualify         sales           Class A     [ ] Must
                    for             charge      [ ] Deferred        invest at
                    reduction       declines        sales           least $15
                    or waiver       over time       charge for      million
                    of initial  [ ] Converts        only 1      [ ] Lower
                    sales           to Class A      year            annual
                    charge          after 8     [ ] Does not        expenses
                [ ] Lower           years           convert to      than the
                    annual      [ ] Higher          Class A         other
                    expenses        annual      [ ] Higher          classes
                    than Class      expenses        annual
                    B and           than            expenses
                    Class L         Class A         than Class A



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INITIAL SALES       Up to           None            1.00%           None
CHARGE              5.00%;
                    reduced
                    for large
                    purchases
                    and waived
                    for
                    certain
                    investors.
                    No charge
                    for
                    purchases
                    of
                    $1,000,000
                    or more
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DEFERRED SALES      1.00% on        Up to           1.00% if        None
CHARGE              purchases       5.00%           you redeem
                    of              charged         within 1
                    $1,000,000      when you        year of
                    or more if      redeem          purchase
                    you redeem      shares.
                    within 1        The charge
                    year of         is reduced
                    purchase        over time
                                    and there
                                    is no
                                    deferred
                                    sales
                                    charge
                                    after 5
                                    years

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ANNUAL              0.25% of        1.00% of        1.00% of        None
DISTRIBUTION        average         average         average
AND SERVICE         daily           daily           daily
FEES                net assets      net assets      net assets
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EXCHANGEABLE        Class A         Class B         Class L         Class Y
INTO*               shares          shares          shares          shares
                    of most         of most         of most         of most
                    Smith           Smith           Smith           Smith
                    Barney          Barney          Barney          Barney
                    funds           funds           funds           funds
------------------------------------------------------------------------------


* Ask your Service Agent for the Smith Barney funds available for exchange.

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SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


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                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE


-------------------------------------------------------------------------------
Less than $25,000                      5.00         5.26            4.50
$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38
$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48
$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*


* The distributor pays up to 1.00% to Service Agents.



INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned:


[ ] by you, or
[ ] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[ ] Investors who redeemed the same number of Class A shares of a Smith
    Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.


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YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
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 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as a dividend)



CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of certain other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares that they sell. Starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

CLASS Y SHARES


You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:


[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:

                         [ ] Class of shares being bought
                         [ ] Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
-------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address:

                               SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND (SPECIFY CLASS OF SHARES)
                               c/o PFPC GLOBAL FUND SERVICES
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares. For initial
                             purchases, complete and send an account
                             application.

                         [ ] For more information, please call Smith Barney
                             Shareholder Services at 1-800-451-2010.

-------------------------------------------------------------------------------


   Through a systematic  You may authorize your Service Agent or the investment plan  sub-transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or
                         (iii) certain money market funds in order to buy shares on a regular basis.


                         [ ] Amounts transferred must be at least: $25
                             monthly or $50 quarterly

                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee


                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent distinctive family of to exchange into other Smith Barney funds. Be sure to funds tailored to help read the prospectus of the Smith Barney fund into meet the varying needs which you are exchanging. An exchange is a taxable of both large and small  transaction.
             investors

                         [ ] You may exchange shares only for shares of the
                             same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in your
                             state of residence. Contact your Service Agent or
                             the transfer agent for further information.
                         [ ] Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements
                             (except for systematic investment plan
                             investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer agent
                             must receive the certificates endorsed for
                             transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
-------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.

-------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at
                         1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                         You can make telephone exchanges only between
                         accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-------------------------------------------------------------------------------
                By mail For accounts held directly at the fund, send written requests to the fund at the following address:


                             SMITH BARNEY DIVERSIFIED LARGE CAP
                             GROWTH FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND
                             SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699


                         Your written request must provide the following:

                         [ ] The name of the fund and account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account is
                             registered

-------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

-------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by
                             certificates
                         [ ] All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------


When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, nor the transfer agent, or the sub-transfer agent will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

DIVIDENDS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                                   FEDERAL TAX STATUS


Redemption or exchange of shares                Usually capital gain or loss;
                                                long-term only if shares owned
                                                more than one year


Distributions of net capital gain (excess of    Long-term capital gain
net long-term capital gain over net short-term capital loss)

Ordinary dividends (including                   Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the Fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. As of October 31, 2002, no Class Y shares were outstanding. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The fund was formerly known as CitiFunds Large Cap Growth Portfolio.



-------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                             ----------------------------------------------------------------------------------
                                                   2002               2001              2000             1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $14.26             $21.91            $24.42           $21.47          $21.14
-------------------------------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income (loss)                    0.009             (0.021)           (0.084)          (0.079)+        (0.022)+
  Net realized and unrealized
   gain (loss)                                   (2.489)            (5.851)            1.021            4.944           4.735
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                            (2.480)            (5.872)            0.937            4.865           4.713
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               --                 --                --               --          (0.012)
  Net realized gain                                   --             (1.778)           (3.447)          (1.915)         (4.371)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  --             (1.778)           (3.447)          (1.915)         (4.383)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.78             $14.26            $21.91           $24.42          $21.47
-------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted)                            $188,539           $261,864          $421,307         $513,883        $378,380
  Ratio of expenses to average
    net assets                                    1.05%              1.05%(A)          1.05%(A)         1.05%(A)        1.05%(A)
  Ratio of net investment income (loss) to
    average net assets                            0.06%            (0.12)%           (0.33)%          (0.34)%         (0.11)%
-------------------------------------------------------------------------------------------------------------------------------
Total return                                   (17.39)%           (28.00)%             3.20%           23.60%          26.90%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             29%                29%               80%             108%             53%
-------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss)
  per share                                     $(0.035)           $(0.062)          $(0.143)         $(0.131)+       $(0.078)+
Ratios:
  Expenses to average net assets                  1.35%              1.29%(A)          1.29%(A)         1.27%(A)        1.32%(A)
  Net investment income (loss) to average
    net assets                                  (0.24)%            (0.36)%           (0.57)%          (0.56)%         (0.38)%
-------------------------------------------------------------------------------------------------------------------------------
  + The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth Portfolio.
    Includes the fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.



--------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         JANUARY 4, 1999
                                                                   YEAR ENDED OCTOBER 31,               (COMMENCEMENT OF
                                                         ----------------------------------------         OPERATIONS) TO
                                                         2002               2001              2000      OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 13.93            $ 21.61           $ 24.28              $ 22.73
--------------------------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment loss                                   (0.100)            (0.150)           (0.248)              (0.206)+
  Net realized and unrealized gain (loss)               (2.400)            (5.752)            1.025                1.756
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                   (2.500)            (5.902)            0.777                1.550
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   --                 --                --                   --
  Net realized gain                                       --               (1.778)           (3.447)                --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       --               (1.778)           (3.447)                --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.43            $ 13.93           $ 21.61              $ 24.28
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000's omitted)            $10,366            $14,485           $24,194              $28,275
  Ratio of expenses to average net assets                 1.80%              1.80%(A)          1.80%(A)             1.80%*(A)
  Ratio of net investment loss to average net assets     (0.69)%            (0.87)%           (1.08)%              (1.13)%*
--------------------------------------------------------------------------------------------------------------------------
Total return                                            (17.95)%           (28.58)%            2.47%                6.82%**
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     29%                29%               80%                 108%
--------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $(0.143)           $(0.191)          $(0.307)             $(0.258)+
Ratios:
  Expenses to average net assets                          2.10%              2.04%(A)          2.04%(A)             2.02%*(A)
  Net investment loss to average net assets              (0.99)%            (1.11)%           (1.32)%              (1.35)%*
--------------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth Portfolio.
    Includes the fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.



-------------------------------------------------------------------------------------------------------------------
                                                   CLASS L SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                                             SEPTEMBER 22, 2000
                                                           YEAR ENDED OCTOBER 31,                 (COMMENCEMENT
                                                     ----------------------------             OF OPERATIONS) TO
                                                     2002                    2001              OCTOBER 31, 2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $14.58                  $22.51                        $23.16
-------------------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment loss                              (0.058)                 (0.093)                       (0.022)+
  Net realized and unrealized loss                 (2.562)                 (6.059)                       (0.628)
-------------------------------------------------------------------------------------------------------------------
Total from operations                              (2.620)                 (6.152)                       (0.650)
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                --                      --                            --
  Net realized gain                                    --                  (1.778)                           --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                    --                  (1.778)                           --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.96                  $14.58                        $22.51
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000's omitted)          $537                    $204                           $39
  Ratio of expenses to average net assets           1.80%                   1.80%(A)                      1.80%*(A)
  Ratio of net investment loss to
    average net assets                            (0.66)%                 (0.88)%                       (1.08)%*
-------------------------------------------------------------------------------------------------------------------
Total return                                     (17.97)%                (28.54)%                       (2.81)%**
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               29%                     29%                           80%
-------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the periods indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                    $(0.084)                $(0.118)                      $(0.027)+
Ratios:
  Expenses to average net assets                    2.10%                   2.04%(A)                      2.04%*(A)
  Net investment loss to average net
    assets                                         (0.96)%                 (1.12)%                       (1.32)%*
-------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Large Cap Growth
    Portfolio. Includes the fund's share of Large Cap Growth Portfolio allocated expenses.

[logo] Smith Barney
       Mutual Fund
Your Serious Money. Managed Professionally.(SM)

SMITH BARNEY
DIVERSIFIED LARGE
CAP GROWTH FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a service mark of
     Salomon Smith Barney Inc.


(Investment Company Act file no. 811-4007)
FD02504  2/03

                                   PROSPECTUS
                                   ----------

                               ------------------
                                  SMITH BARNEY
                                    SMALL CAP
                                     GROWTH
                               OPPORTUNITIES FUND
                               ------------------

Class A, B L and Y Shares

February 28, 2003



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Investments, risks and performance .................................     2

More on the fund's investments .....................................     8

Management .........................................................    10

Choosing a class of shares to buy ..................................    11

Comparing the fund's classes .......................................    13

Sales charges ......................................................    14

More about deferred sales charges ..................................    17

Buying shares ......................................................    18

Exchanging shares ..................................................    19

Redeeming shares ...................................................    20

Other things to know about share transactions ......................    22

Dividends, distributions and taxes .................................    24

Share price ........................................................    25


Financial highlights ...............................................    27

--------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.


PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS The fund normally invests at least 80% of its net assets in equity securities of small cap companies and related investments. Companies that have market capitalizations within the range of the market capitalizations of companies in the Russell 2000 Index, an index of small capitalization stocks, are considered small cap companies. Companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have small market capitalizations for purposes of the 80% policy. As of December 31, 2002, the Russell 2000 Index included companies with market capitalizations between $8 million and $1.974 billion. The size of companies in the Russell 2000 Index changes with market conditions and the composition of the Index.


The fund's equity securities may include stocks listed in the Russell 2000 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.


SELECTION PROCESS The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have superior management teams and good prospects for growth. In selecting investments, the manager looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large companies. In addition, the fund may invest in companies believed to be emerging companies relative to their potential markets. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.


The manager generally attempts to avoid issuers in businesses where external factors like regulatory changes or rising commodity prices may inhibit future growth.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.


PRINCIPAL RISKS OF INVESTING IN THE FUND


Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth
[]  Stock prices decline generally
[]  Small companies fall out of favor with investors
[] Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
[] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
[] A particular product or service developed by a company in which the fund invests is delayed or unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on larger companies, the fund's share price may be more volatile because smaller companies are more likely to have:

[]  Shorter operating histories and more erratic businesses
[]  More limited product lines and distribution channels
[]  Fewer capital resources
[]  More limited management depth

Further, securities of smaller growth companies are more likely to:

[]  Experience sharper swings in market values
[]  Be less liquid
[]  Offer greater potential for gains and losses

In addition, the fund's aggressive, growth-oriented investment style may increase the risks already associated with investing in smaller companies. For example, fast growing smaller company stocks may be more volatile than the stocks of other small cap companies because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.


See pages 8-10 for more information about the risks of investing in the fund.


WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[] You want to direct a portion of your overall investment portfolio to stocks of small cap issuers
[]  You are seeking growth of principal and not current income
[] You are prepared to accept high volatility of the fund's share price and possible losses
[]  Your investment horizon is longer term -- typically at least five years


PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



--------------------------------------------------------------------------------
                        TOTAL RETURN - CLASS A SHARES*
--------------------------------------------------------------------------------

                      1996                       37.80%
                      1997                       15.81%
                      1998                       (4.43)%
                      1999                       41.16%
                      2000                        8.81%
                      2001                      (14.86)%
                      2002                      (26.35)%

                       CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 32.41% in 4th quarter 1999
Lowest: (25.10)% in 3rd quarter 1998.

* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                         (FOR PERIODS ENDED 12/31/02)
--------------------------------------------------------------------------------
                                                      SINCE         INCEPTION
                               1 YEAR    5 YEARS    INCEPTION         DATE

CLASS A                                                              6/21/95
  Return before taxes         (30.04)%   (2.65)%      9.79%
  Return after taxes on
  distributions(1)            (30.04)%   (4.25)%      7.95%
  Return after taxes on
  distributions and
  sale of fund shares(1)      (18.44)%   (2.22)%      7.86%
--------------------------------------------------------------------------------

OTHER CLASSES
(Return before taxes only)
CLASS B                       (30.59)%     n/a        (1.69)%        1/04/99
CLASS L                       (28.39)%     n/a       (22.98)%        9/22/00
CLASS Y                          n/a       n/a         n/a             (2)
--------------------------------------------------------------------------------

Russell 2000 Growth Index(3)  (30.26)%   (6.59)%      0.18%            (3)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
(2) No Class Y shares were outstanding on December 31, 2002.
(3) The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on June 21, 1995. The average annual total returns of the Russell 2000 Growth Index since the inception of each of the Class B and L shares are (8.31)% and (25.98)%, respectively.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES
--------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                     CLASS A    CLASS B    CLASS L    CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)           5.00%       None      1.00%       None
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None(1)   5.00%      1.00%       None

--------------------------------------------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(EXPENSES DEDUCTED FROM
FUND ASSETS)                         CLASS A    CLASS B    CLASS L  CLASS Y(3)

Management fee                       1.10%      1.10%      1.10%      1.10%
Distribution (12b-1) fees
(includes service fees)              0.25%      1.00%      1.00%       None
Other expenses                       1.58%      1.58%      1.58%      1.58%
Total annual fund
operating expenses*                  2.93%      3.68%      3.68%      2.68%

* Because of voluntary waivers
  and/or reimbursements, actual
  total operating expenses were:     1.35%      2.10%      2.10%      1.10%

  These fee waivers and reimbursements may be reduced or terminated at any time.
(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on fees and expenses for the fiscal year ended October 31, 2002.
(3) For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fund's last fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[]  You invest $10,000 in the fund for the periods shown
[]  Your investment has a 5% return each year
[]  You reinvest all distributions and dividends without a sales charge

[] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


--------------------------------------------------------------------------------
                     NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS


Class A
(with or without redemption)             $781     $1,361    $1,966    $3,589
Class B
(redemption at end of period)            $870     $1,426    $2,002    $3,768
Class B
(no redemption)                          $370     $1,126    $1,902    $3,768
Class L
(redemption at end of period)            $567     $1,215    $1,983    $3,993

Class L
(no redemption)                          $467     $1,215    $1,983    $3,993
Class Y
(with or without redemption)             $271     $  832    $1,420    $3,012

--------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[]  To enhance potential gains
[]  As a substitute for buying or selling securities
[]  As a cash flow management technique

Derivatives may have economic characteristics similar to the small cap equity securities held by the fund. In that case, derivative investments will be considered small cap investments for the purpose of the fund's investment policy.


Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. On January 1, 2002, the countries participating in the European Economic and Monetary Union ("EMU") adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.


The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in other securities that the manager believes provide opportunities for appreciation, such as fixed income securities. The fund's debt securities must be investment grade when the fund purchases them. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals, which are not described here.


The fund's goals and strategies may be changed without shareholder approval.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------


MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Victor Dosti has been responsible for the day-to-day management of the fund's portfolio since October 2002. He is a senior portfolio manager and investment officer of the manager and a director of Citibank, N.A., a Citigroup affiliate. Mr. Dosti joined Citigroup in October 1999 and has been a member of the small cap equity team since that time. From November 1996 to October 1999, he served as a senior analyst for Northern Trust Company, focusing on the technology sector. Mr. Dosti has more than seven years of investment management experience.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

MANAGEMENT FEE For the fiscal year ended October 31, 2002, Citi Fund Management Inc., the fund's manager until May 12, 2002, and SBFM, the fund's manager since May 13, 2002, voluntarily waived all fees.


SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


--------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[] If you plan to invest regularly or in large amounts, buying Class A shares, or, if you meet the minimum investment, Class Y shares, may help you reduce sales charges and ongoing expenses.
[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:


[] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").

[] The fund, but only if you are investing through certain qualified plans or certain Service Agents.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


--------------------------------------------------------------------------------
                                            INITIAL              ADDITIONAL
--------------------------------------------------------------------------------
                                CLASSES A, B, L      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50
IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts          $  250        $15 million       $50
Qualified Retirement
Plans*                               $   25        $15 million       $25
Simple IRAs                          $    1            n/a           $ 1
Monthly Systematic
Investment Plans                     $   25            n/a           $25
Quarterly Systematic
Investment Plans                     $   50            n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

--------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------
                CLASS A         CLASS B         CLASS L         CLASS Y
--------------------------------------------------------------------------------

KEY FEATURES    []  Initial     []  No initial  [] Initial      [] No initial
                    sales           sales          sales           or
                    charge          charge         charge is       deferred
                []  You may     []  Deferred       lower than      sales
                    qualify         sales          Class A         charge
                    for             charge      [] Deferred     [] Must
                    reduction       declines       sales           invest at
                    or waiver       over time      charge for      least $15
                    of initial  []  Converts       only 1          million
                    sales           to Class A     year         [] Lower
                    charge          after 8     [] Does not        annual
                []  Lower           years          convert to      expenses
                    annual      []  Higher         Class A         than the
                    expenses        annual      [] Higher          other
                    than Class      expenses       annual          classes
                    B and           than           expenses
                    Class L         Class A        than Class A

------------------------------------------------------------------------------
INITIAL SALES
CHARGE
                    Up to           None            1.00%           None
                    5.00%;
                    reduced
                    for large
                    purchases
                    and waived
                    for certain
                    investors.
                    No charge for
                    purchases
                    of $1,000,000
                    or more


------------------------------------------------------------------------------
DEFERRED SALES      1.00% on        Up to           1.00% if        None
CHARGE              purchases       5.00%           you redeem
                    of              charged         within 1
                    $1,000,000      when you        year of
                    or more if      redeem          purchase
                    you redeem      shares.
                    within 1        The charge
                    year of         is reduced
                    purchase        over time
                                    and there
                                    is no
                                    deferred
                                    sales
                                    charge
                                    after 5
                                    years


------------------------------------------------------------------------------
ANNUAL              0.25% of        1.00% of        1.00% of        None
DISTRIBUTION        average         average         average
AND SERVICE         daily           daily           daily
FEES                net assets      net assets      net assets

------------------------------------------------------------------------------
EXCHANGEABLE        Class A         Class B         Class L         Class Y
INTO*               shares          shares          shares          shares
                    of most         of most         of most         of most
                    Smith           Smith           Smith           Smith
                    Barney          Barney          Barney          Barney
                    funds           funds           funds           funds

------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

--------------------------------------------------------------------------------
SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.



--------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
--------------------------------------------------------------------------------

Less than $25,000                      5.00         5.26            4.50
$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38
$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48
$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

*The distributor pays up to 1.00% to Service Agents.



INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned:


[]  by you, or
[]  by members of your immediate family

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- Lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[]  Employees of NASD members
[] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
--------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


--------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
--------------------------------------------------------------------------------

 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as a dividend)



CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you held Class C shares of certain other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of Class L shares that they sell. Starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


CLASS Y SHARES


You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[]  Shares exchanged for shares of another Smith Barney fund
[]  Shares representing reinvested distributions and dividends
[]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[]  On payments made through certain systematic withdrawal plans
[]  On certain distributions from a retirement plan
[]  For involuntary redemptions of small account balances
[]  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------

THROUGH A SERVICE AGENT  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:

                         [] Class of shares being bought
                         [] Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       THROUGH THE FUND  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [] Write to the fund at the following address:

                             SMITH BARNEY SMALL CAP GROWTH
                             OPPORTUNITIES FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         [] Enclose a check to pay for the shares. For initial
                            purchases, complete and send an account application.

                         [] For more information, please call Smith Barney
                            Shareholder Services at 1-800-451-2010
--------------------------------------------------------------------------------

   THROUGH A SYSTEMATIC  You may authorize your Service Agent or the sub-
        INVESTMENT PLAN  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or
                         (iii) certain money market funds, in order to buy shares on a regular basis.


                         [] Amounts transferred must be at least $25 monthly or
                            $50 quarterly

                         [] If you do not have sufficient funds in your account
                            on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee


                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

  SMITH BARNEY OFFERS A You should contact your Service Agent to exchange DISTINCTIVE FAMILY OF into other Smith Barney funds. Be sure to read the
 FUNDS TAILORED TO HELP  prospectus of the Smith Barney fund into which you
 MEET THE VARYING NEEDS are exchanging. An exchange is a taxable transaction. OF BOTH LARGE AND SMALL
              INVESTORS  [] You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [] Not all Smith Barney funds may be offered in your
                            state of residence. Contact your Service Agent or the transfer agent for further information.
                         [] Exchanges of Class A, Class B and Class L shares are
                            subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [] If you hold share certificates, the transfer agent
                            must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [] The fund may suspend or terminate your exchange
                            privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
   WAIVER OF ADDITIONAL  Your shares will not be subject to an initial sales
          SALES CHARGES  charge at the time of the exchange.


                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase
                         of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at
                         1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                         You can make telephone exchanges only between
                         accounts that have identical registrations.
--------------------------------------------------------------------------------

                BY MAIL If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------

              GENERALLY  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
                BY MAIL For accounts held directly at the fund, send written requests to the fund at the following address:


                             SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699


                         Your written request must provide the following:

                         [] The name of the fund and account number
                         [] The class of shares and the dollar amount or number
                            of shares to be redeemed
                         [] Signatures of each owner exactly as the account is
                            registered
--------------------------------------------------------------------------------


           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------


         AUTOMATIC CASH You can arrange for the automatic redemption of a WITHDRAWAL PLANS portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [] Your shares must not be represented by share
                            certificates
                         [] All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[]  Name of the fund
[]  Account number
[]  Class of shares being bought, exchanged or redeemed
[]  Dollar amount or number of shares being bought, exchanged or redeemed
[]  Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent or the sub-transfer agent will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[]  Are redeeming over $50,000
[] Are sending signed share certificates or stock powers to the sub-transfer agent
[] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[]  Changed your account registration
[]  Want the check paid to someone other than the account owner(s)
[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[]  Suspend the offering of shares
[]  Waive or change minimum and additional investment amounts
[]  Reject any purchase or exchange order
[]  Change, revoke or suspend the exchange privilege
[]  Suspend telephone transactions
[] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.


--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

DIVIDENDS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:


TRANSACTION                               FEDERAL TAX STATUS

Redemption or exchange of shares          Usually capital gain or loss; long-
                                          term only if shares owned more than
                                          one year


Distributions of net capital gain         Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Ordinary dividends (including             Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. As of October 31, 2002, no Class Y shares were outstanding. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The fund was formerly known as CitiFunds Small Cap Growth Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                      -----------------------------------------------------------------------------------
                                             2002                2001             2000             1999              1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.13              $31.06           $21.44           $16.96            $21.24
------------------------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                       (0.093)             (0.111)          (0.525)          (0.196)+          (0.193)+
 Net realized and unrealized gain
  (loss)                                   (2.867)             (7.432)          10.145            4.676            (3.224)
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                      (2.960)             (7.543)           9.620            4.480            (3.417)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         --                  --               --               --                --
 Net realized gain                             --              (7.387)              --               --            (0.863)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            --              (7.387)              --               --            (0.863)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $13.17              $16.13           $31.06           $21.44            $16.96
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
 Net assets, end of period (000's
  omitted)                                $16,608             $21,529          $30,717          $23,794           $27,802
 Ratio of expenses to average net
  assets                                    1.35%               1.35%(A)         1.35%(A)         1.35%(A)          1.35%(A)
 Ratio of net investment loss to
  average net assets                      (0.56)%             (0.60)%          (0.82)%          (1.03)%           (0.98)%
------------------------------------------------------------------------------------------------------------------------------------
Total return                             (18.35)%            (27.89)%           44.87%           26.42%          (16.56)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       21%                 57%              81%             104%               51%
------------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund and agents of Small Cap Growth Portfolio had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share             $(0.357)            $(0.345)         $(0.435)         $(0.351)+         $(0.319)+
Ratios:
 Expenses to average net assets             2.93%               2.61%(A)         2.18%(A)         2.16%(A)          1.99%(A)
 Net investment loss to average net
  assets                                  (2.14)%             (1.86)%          (1.65)%          (1.84)%           (1.62)%
------------------------------------------------------------------------------------------------------------------------------------
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth Portfolio.
    Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

--------------------------------------------------------------------------------------------------------------------
                                                   CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                                     JANUARY 4, 1999
                                                              YEAR ENDED OCTOBER 31,                 (COMMENCEMENT
                                                       -----------------------------------------    OF OPERATIONS) TO
                                                         2002                2001           2000    OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.71              $30.65         $21.31         $18.95
--------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                                   (0.198)             (0.214)        (0.481)        (0.265)+
 Net realized and unrealized gain (loss)               (2.782)             (7.339)         9.821          2.625
--------------------------------------------------------------------------------------------------------------------
Total from operations                                  (2.980)             (7.553)         9.340          2.360
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     --                  --             --             --
 Net realized gain                                         --              (7.387)            --             --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        --              (7.387)            --             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.73              $15.71         $30.65         $21.31
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
 Net assets, end of period
  (000's omitted)                                      $1,562              $1,730         $1,743         $  737
 Ratio of expenses to average net assets                2.10%               2.10%(A)       2.10%(A)       2.10%*(A)
 Ratio of net investment loss to average net assets   (1.30)%             (1.36)%        (1.55)%        (1.77)%*
--------------------------------------------------------------------------------------------------------------------
Total return                                         (18.97)%            (28.42)%         43.78%         12.45%**
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   21%                 57%            81%           104%
--------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund and agents of Small Cap Growth Portfolio had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                        $(0.439)            $(0.453)       $(0.621)       $(0.420)+
Ratios:
 Expenses to average net assets                         3.68%               3.61%(A)       2.93%(A)       2.91%*(A)
 Net investment loss to average net assets            (2.88)%             (2.87)%        (2.40)%        (2.58)%*
--------------------------------------------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth
    Portfolio. Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

--------------------------------------------------------------------------------------------------------------------
                                                    CLASS L SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                               SEPTEMBER 22, 2000
                                                          YEAR ENDED OCTOBER 31,                    (COMMENCEMENT
                                                  ----------------------------------            OF OPERATIONS) TO
                                                         2002                   2001             OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $16.00                 $31.06                       $32.62
--------------------------------------------------------------------------------------------------------------------
Income from operations:
 Net investment loss                                   (0.122)                (0.153)                      (0.065)
 Net realized and unrealized loss                      (2.908)                (7.520)                      (1.495)
--------------------------------------------------------------------------------------------------------------------
Total from operations                                  (3.030)                (7.673)                      (1.560)
--------------------------------------------------------------------------------------------------------------------
Less  distributions from:
 Net investment income                                     --                     --                           --
 Net realized gain                                         --                 (7.387)                          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        --                 (7.387)                          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.97                 $16.00                       $31.06
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period
  (000's omitted)                                      $1,312                   $523                          $19
 Ratio of expenses to average net assets                2.10%                  2.10%(A)                     2.10%*(A)
 Ratio of net investment loss to average net assets   (1.22)%                (1.37)%                      (1.91)%*
--------------------------------------------------------------------------------------------------------------------
Total return                                         (18.94)%               (28.39)%                      (4.78)%**
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   21%                    57%                          81%
--------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund and agents of Small Cap Growth Portfolio had not voluntarily waived a portion of their fees and assumed fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                         $(0.280)               $(0.383)                     $(0.140)
Ratios:
 Expenses to average net assets                         3.68%                  4.16%(A)                     2.93%*(A)
 Net investment loss to average net assets            (2.80)%                (3.43)%                      (2.74)%*
--------------------------------------------------------------------------------------------------------------------
  *  Annualized.
 **  Not annualized.
(A)  Prior to November 1, 2001, the fund invested substantially all of its investable assets in Small Cap Growth Portfolio.
     Includes the fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.

[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLIC INFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a service mark of
     Salomon Smith Barney Inc.


(Investment Company Act file no. 811-4007)
FD02503  2/03

                                   PROSPECTUS
                                   ----------

                                  ------------
                                  SMITH BARNEY
                                    CAPITAL
                                  PRESERVATION
                                      FUND
                                  ------------

Class A, B and L Shares
February 28, 2003

The fund is currently closed to new investors. Existing shareholders may purchase additional shares only through the reinvestment of distributions and dividends.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY CAPITAL
PRESERVATION FUND

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Investments, risks and performance ...................................     2

More on the fund's investments .......................................    12

The Guarantee ........................................................    16

Management ...........................................................    18

Choosing a class of shares to buy ....................................    20

Comparing the fund's classes .........................................    22

Sales charges ........................................................    23

More about deferred sales charges ....................................    25

Buying shares ........................................................    27

Exchanging shares ....................................................    28

Redeeming shares .....................................................    30

Other things to know about share transactions ........................    32

Dividends, distributions and taxes ...................................    34

Share price ..........................................................    36


Financial Highlights .................................................    37

Appendix .............................................................    41

--------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE FUND

The Smith Barney Capital Preservation Fund now has a Guarantee Period and a Post Guarantee Period.

GUARANTEE PERIOD The Guarantee Period will run through May 14, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). Shares of the fund are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. During the Guarantee Period, the fund seeks some capital growth, while preserving principal.


Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the Guarantee Period began) reduced to reflect certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced to reflect certain expenses, if any, paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Fee table" on page 11). The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued for the benefit of the shareholders of the fund by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc.


If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate, and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period.

POST GUARANTEE PERIOD During the Post Guarantee Period, the fund expects to seek long-term growth of capital through investments primarily in common stocks and other equity securities. The Post Guarantee Period will commence immediately following the Guarantee Period if the fund is not liquidated. Shares of the fund will be offered on a continuous basis during the Post Guarantee Period.

During the Post Guarantee Period, the value of shareholders' accounts is not protected by the fund's Guarantee, and could go down.

GUARANTEE PERIOD OBJECTIVE

During the Guarantee Period, the fund seeks some capital growth, while preserving principal. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Prospectus, it will be difficult for the fund to achieve capital growth.

KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE
GUARANTEE PERIOD

Under normal market conditions, during the Guarantee Period the fund's assets are allocated between:

[] AN EQUITY COMPONENT, consisting primarily of common stocks with an emphasis on stocks of large capitalization companies, and

[] A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

ASSET ALLOCATION The fund's manager, Smith Barney Fund Management LLC, uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:

[] the market value of the fund's assets as compared to the aggregate guaranteed amount;

[]  the prevailing level of interest rates;

[]  equity market volatility; and

[]  the length of time remaining until the Guarantee Maturity Date.


The model shows that when interest rates are very low (as they have been recently), more assets must be allocated to the fixed income component in order to increase the likelihood of preserving principal. Also, more assets must be allocated to fixed income securities as the market value of equity securities declines. As a result of the recent low interest rates and the decline in the equity markets, approximately 8.29% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities.


Generally, as the market value of the equity component rises, more assets are allocated to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component.

The model may require the fund to have a portfolio turnover rate in excess of 200%. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

EQUITY COMPONENT The manager will invest the equity component primarily in common stocks, with an emphasis on the stocks of companies with large market capitalizations (over $5 billion in market capitalization at the time of purchase) and in other equity securities. The fund's strategy for its equity component is to combine the efforts of two segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. The equity component consists of a large cap growth equity segment and an appreciation equity segment. The manager generally intends to allocate assets equally between these two segments. As discussed below, these allocations may vary.

EQUITY SELECTION PROCESS. Each segment manager builds a portfolio of stocks which the segment manager believes will allow the fund to participate in favorable equity market conditions.

In order to maintain approximately the target allocations of the fund's assets between the segment managers, the fund's manager will:

[] Rebalance the allocation of securities in the fund's portfolio at any time the percentage of the fund's portfolio invested in either of the large cap growth equity or appreciation equity segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days.

[]  Divide all daily cash inflows and outflows between the segment managers.

In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund's assets. The amount to be invested by the fund in any particular security will be determined by the fund's manager based on the recommendation of the segment managers.

Rebalancing of allocations may result in early recognition of taxable gains and in additional transaction costs. The manager will consider these costs in determining the allocation and reallocation of assets. Where possible, the manager will try to avoid these transaction costs.

LARGE CAP GROWTH EQUITY SEGMENT. This segment invests primarily in equity securities of companies with large market capitalizations.


The large cap growth equity segment manager emphasizes individual security selection while diversifying this segment of the fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential and then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified. The manager invests primarily in equity securities of U.S. companies, but also may invest in the securities of foreign issuers that are traded on a U.S. market. Equity securities include exchange traded and over-the-counter common and preferred stocks, baskets of equity securities such as exchange traded funds, and rights relating to equity securities.


In selecting individual companies for investment, the manager considers:

[]  Favorable earnings prospects

[]  Technological innovation

[]  Industry dominance

[]  Competitive products and services

[]  Global scope

[]  Long term operating history

[]  Consistent and sustainable long-term growth in earnings per share

[]  Strong cash flow

[]  High return on equity

[]  Strong financial condition

[]  Experienced and effective management

APPRECIATION EQUITY SEGMENT. The appreciation equity segment manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The manager may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings recovery.

Within the equity segment, the manager invests primarily in equity securities of U.S. companies, but also may invest in the securities of foreign issuers traded on a U.S. market. The manager focuses on medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, and rights relating to equity securities. In selecting individual companies for investment, the manager looks for companies thought to have:

[]  Strong or rapidly improving balance sheets

[]  Recognized industry leadership

[] Experienced management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

[]  Past growth records

[]  Future earnings prospects

[]  Technological innovation

[]  General market and economic factors

[]  Current yield or potential for dividend growth

Generally, companies in the appreciation equity segment fall into one of the following categories:

Undervalued companies: The manager typically invests in companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies whose stocks appear likely to go up in value because of changes in the way they do business (for example, a corporate restructuring).

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

FIXED INCOME COMPONENT The fixed income component will consist primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include U.S. Government securities and other high quality debt securities, such as commercial paper or guaranteed investment contracts (referred to as GICs). The U.S. Government securities may, but need not, be backed by the full faith and credit of the United States. U.S. Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. GICs are contracts issued by insurance companies under which the contract holder places funds on deposit with the insurer, and the insurer promises to repay the contract holder's deposit plus interest at a guaranteed rate. The fixed income component may also include futures on fixed income securities, swaps and money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND


GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the manager's ability to allocate assets between the equity component and the fixed income component and in selecting investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The fund will be more subject to the risks of fixed income securities to the extent that the fund's assets are invested in fixed income securities.


However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002, reduced to reflect certain expenses.


If during the Guarantee Period the equity markets or interest rates decline (as they have recently), the fund's manager may reallocate additional fund assets to the fixed income portion of the fund. For example, if interest rates decline significantly or if the value of the equity component declines precipitously, all or a substantial portion of the fund's assets that are not already allocated to fixed income would be reallocated to the fixed income portion. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If interest rates continue at current levels and the equity markets do not increase significantly, the fund's assets will continue to be largely invested in fixed income securities.


EQUITY COMPONENT RISKS. Equity investments involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[]  Stock prices decline generally

[] An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock

[]  Stocks fall out of favor with investors

[] The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or particular stocks proves to be incorrect

[] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation or slowdown of economic growth

FIXED INCOME COMPONENT RISKS. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of zero coupon bonds (which may include STRIPS) generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically. The U.S. Government securities in which the fund invests may, but need not, be backed by the full faith and credit of the United States. With certain U.S. Government agency securities, as with corporate obligations such as commercial paper and GICs, there is the risk that the issuer will fail to pay principal or interest on the obligations when due.

Also, if interest rates go up when the fund's assets are invested in fixed income securities, the fund's net asset value per share will go down. If you redeem your shares prior to the Guarantee Maturity Date, you will receive the current net asset value per share, less any applicable sales charge, which under these circumstances likely will be lower than the net asset value per share at the commencement of the Guarantee Period.

ASSET ALLOCATION RISKS. The asset allocation process could result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may generate taxable capital gains.


In addition, the terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy backing the Guarantee limit the manner in which the fund may be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.


SHARES OF THE FUND MAY FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF:

[] THE FUND INCURS CERTAIN EXPENSES THAT ARE NOT COVERED BY THE EXPENSE LIMITATION AGREEMENT WITH THE FUND'S MANAGER

[]  YOU DO NOT AUTOMATICALLY REINVEST DIVIDENDS AND DISTRIBUTIONS

[]  YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE

[]  YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE


[] THE FUND IS UNABLE TO FULFILL ITS OBLIGATIONS UNDER THE GUARANTEE AND AMBAC BECOMES INSOLVENT OR ITS CREDITWORTHINESS DETERIORATES


For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

TRANSITION PERIOD After the Guarantee Maturity Date, the fund will, in the ordinary course of its investment activities, sell any fixed income securities remaining in its portfolio and purchase equity securities as soon as reasonably practicable, in order to conform its holdings to the fund's Post Guarantee Period investment objective as described below.

However, if on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate, and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period.

POST GUARANTEE PERIOD OBJECTIVE

During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE POST GUARANTEE PERIOD


During the Post Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above for the equity component during the Guarantee Period.


POST GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Post Guarantee Period are expected to be those generally described under "Guarantee Period risks - Equity component risks."

For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

PERFORMANCE

Because the fund has not been in existence for a full calendar year, the fund does not yet have sufficient operating history to generate the performance information that other mutual funds show in bar and table form.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

--------------------------------------------------------------------------------
                               SHAREHOLDER FEES
--------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A    CLASS B    CLASS L

Maximum sales charge (load) imposed on
purchases (as a % of offering price)            5.00%      None       1.00%

Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                  None(1)    5.00%      1.00%

--------------------------------------------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------

GUARANTEE PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%


Other expenses
  Insurance policy fee                          0.75%      0.75%      0.75%

  Miscellaneous expenses                        0.20%      0.20%      0.20%
Total annual fund operating expenses            1.95%      2.70%      2.70%

POST GUARANTEE PERIOD

(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%


Other expenses
  Insurance policy fee                          0.00%      0.00%      0.00%

  Miscellaneous expenses                        0.20%      0.20%      0.20%
Total annual fund operating expenses            1.20%      1.95%      1.95%


(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) Based on current fees and expenses. The fund's manager has entered into a written Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding certain expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date.

EXAMPLE


This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[]  You invest $10,000 in the fund for the periods shown
[]  Your investment has a 5% return each year
[]  You reinvest all distributions and dividends without a sales charge
[]  The fund's operating expenses remain the same

--------------------------------------------------------------------------------
                     NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS


Class A
(with or without redemption)             $688     $1,082    $1,500    $2,661
Class B
(redemption at end of period)            $773     $1,138    $1,530    $2,851

Class B
(no redemption)                          $273     $  838    $1,430    $2,851
Class L
(redemption at end of period)            $470     $  930    $1,516    $3,101

Class L
(no redemption)                          $370     $  930    $1,516    $3,101


--------------------------------------------------------------------------------
  MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


EQUITY SECURITIES The fund may invest in equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, rights, depository receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

OTHER INVESTMENT COMPANIES The fund may invest in other investment companies, subject to the limits of the Investment Company Act of 1940. These investments may include interests in exchange-traded funds (which typically consist of a portfolio of securities that seeks to track the performance of an underlying index or portion of an index) and unit investment trusts. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and there will be a layering of certain fees and expenses.


DERIVATIVES The fund may, but need not, use derivatives, such as futures contracts, options on securities indices, and interest rate and other swaps for any of the following purposes:


[] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates.

[] As a substitute for buying or selling securities (for example, to adjust the weighted average duration of the fixed income component to correspond to the period remaining until the Guarantee Maturity Date).

[]  As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund's stock and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. During the Guarantee Period the fund may only invest in foreign securities that are traded on a U.S. market.


Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced if the fund invests significantly in one country. These risks may include:

[] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
[] The U.S. dollar may appreciate against non- U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. On January 1, 2002, the countries participating in the European Economic and Monetary Union (EMU) adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.
[] The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
[] Economic, political and social developments may adversely affect the securities markets.
[] Foreign government obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

DEBT SECURITIES The fund may invest in debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper and guaranteed investment contracts or
GICs) and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Investing in debt securities involves certain risks that may cause the fund not to perform as well as other investments. If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements, and reverse repurchase agreements for cash management and other purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.


The fund's goals and strategies may be changed without shareholder approval.

OTHER RISKS OF INVESTING IN THE FUND If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guaranteed Amount, as described later in this Prospectus. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as extraordinary expenses, are not covered by the Guarantee.

Shareholders' ability to receive the Guaranteed Amount depends on the financial condition of the fund and Ambac. Ambac has been given a triple-A rating from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Ratings, Inc. as of the date of this Prospectus. However, if Ambac becomes insolvent, or its creditworthiness deteriorates, payment to the fund under Ambac's insurance policy may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal.

--------------------------------------------------------------------------------
THE GUARANTEE
--------------------------------------------------------------------------------

The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value as of the close of business on May 13, 2002 (the business day before the Guarantee Period began), reduced to reflect certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund. The fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the financial guarantee insurance policy. If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period. During the Post Guarantee Period your investment in the fund will no longer be protected by the Guarantee, and its value could go down.

In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:

[]  the amount you paid for your shares minus any up-front sales charges plus

[] your share of the fund's net income during the fund's offering period (assuming you bought your shares before the last day of the offering period)

minus

[] an adjustment to reflect certain fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

If you redeem fund shares or take a dividend or distribution in cash prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive. See the appendix to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Guarantee.


The fund's Board of Trustees and Ambac may agree to amend the terms of the Guarantee, the Financial Guarantee Agreement and financial guarantee insurance policy at any time without shareholder approval. To the extent practicable, shareholders would be given at least 60 days' prior written notice of any termination of the financial guarantee insurance policy backing the fund's Guarantee. In the event of such termination, the fund's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of fund shareholders.


See "Dividends, distributions and taxes - Financial Guarantee Insurance Policy" for additional details regarding the financial guarantee insurance policy.

AMBAC ASSURANCE CORPORATION

Ambac Assurance Corporation, the issuer of the financial guarantee insurance policy backing the fund's Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. ("AFG"). Ambac is a leading guarantor of municipal and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam.

Ambac has earned triple-A ratings, the highest ratings available from Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac's ability to provide credit enhancement. The address of Ambac's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by Ambac and presented under this heading.

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC. See the back cover of this Prospectus to find out how to obtain these reports and information. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG's most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------


MANAGER The fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager and Salomon Smith Barney are subsidiaries of Citigroup, Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.


Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.

PORTFOLIO MANAGEMENT

EQUITY COMPONENT Alan Blake is responsible for the day-to-day management of the large cap growth equity segment of the fund. For the past five years, Mr. Blake has been an investment officer of the manager and a managing director of Salomon Smith Barney.

Harry D. Cohen, who has been an investment officer of the manager and a managing director of Salomon Smith Barney for the past five years, is responsible for the day-to-day management of the appreciation equity segment of the fund.

FIXED INCOME COMPONENT AND ASSET ALLOCATION Sandip Bhagat serves as the strategist for the fund and his team is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components. For the past five years, Mr. Bhagat has been a managing director of Salomon Smith Barney and the President of Travelers Investment Management Company.


MANAGEMENT FEE During the fund's offering period (prior to May 14, 2002), the manager was entitled to receive a fee of 0.35% of the fund's average daily net assets. During the Guarantee Period and the Post Guarantee Period, the manager is entitled to receive a fee equal to 0.75% per annum of the fund's average daily net assets.


If at any time the fund is 100% invested in fixed income securities and it is anticipated that the fund will continue to be so invested, the manager may propose, and the fund's trustees may consider, a reduction or waiver of the management fee.

SERVICE PLANS The fund has adopted a Rule 12b-1 service plan for each of its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

--------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY NOW BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND ONLY THROUGH THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS. SHARES WILL BE CONTINUOUSLY OFFERED DURING THE POST GUARANTEE PERIOD. INVESTORS WHO WANT TO PURCHASE SHARES IN THE FUND DURING THE POST GUARANTEE PERIOD SHOULD REVIEW THIS SECTION, ALTHOUGH THIS INFORMATION COULD CHANGE BY THEN.


You can choose among three classes of shares: Classes A, B, and L. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[] If you plan to invest regularly or in large amounts during the Post Guarantee Period, buying Class A shares may help you reduce sales charges and ongoing expenses. For Class A shares, please keep in mind that the amount of your investment that was applied to pay the initial sales charge will not be covered by the Guarantee.
[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested and covered by the Guarantee. This may help offset the higher expenses of Class B and Class L shares.

[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.


You may buy shares from:


[] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")
[] The fund, but only if you are investing through certain qualified plans or certain Service Agents

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                                   INITIAL     ADDITIONAL
--------------------------------------------------------------------------------
                                                 ALL CLASSES    ALL CLASSES

General                                            $1,000           $50


IRAs, Self Employed Retirement Plans, Uniform
Gifts or Transfers to Minor Accounts               $  250           $50


Qualified Retirement Plans*                        $   25           $25
Simple IRAs                                        $    1           $ 1

Monthly Systematic Investment Plans**              $   25           $25
Quarterly Systematic Investment Plans**            $   50           $50

 *Qualified Retirement Plans are retirement plans qualified under Section
  403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
**Only available during the Post Guarantee Period.

--------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------
              CLASS A                CLASS B                  CLASS L
--------------------------------------------------------------------------------

KEY FEATURES  []  Initial sales      []  No initial         []  Initial sales
                  charge                 sales charge           charge is lower
              []  You may qualify    []  Deferred sales         than Class A
                  for reduction or       charge declines    []  Deferred sales
                  waiver of initial      over time              charge for only
                  sales charge       []  Converts to            1 year
              []  Lower annual           Class A after      []  Higher annual
                  expenses than          eight years            expenses than
                  Class B and        []  Higher annual          Class A
                  Class L                expenses than
                                         Class A

--------------------------------------------------------------------------------
INITIAL       Up to 5.00%; reduced
SALES         or waived for large    None                   1.00%
CHARGE        purchases and certain
              investors. No charge
              for purchases of
              $1,000,000 or more


-------------------------------------------------------------------------------
DEFERRED      1.00% on purchases of  Up to 5.00% charged    1.00% if you redeem
SALES         $1,000,000 or more if  when you redeem        within one year of
CHARGE        you redeem within one  shares. The charge is  purchase
              year of purchase       reduced over time and
                                     there is no deferred
                                     sales charge after
                                     five years


--------------------------------------------------------------------------------
ANNUAL        0.25% of average       1.00% of average       1.00% of average
DISTRIBUTION  daily net assets       daily net assets       daily net assets
AND SERVICE
FEES

-------------------------------------------------------------------------------
EXCHANGEABLE  Class A shares of      Class B shares of      Class L shares of
INTO*         most Smith Barney      most Smith Barney      most Smith Barney
              funds                  funds                  funds

------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

--------------------------------------------------------------------------------
SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
--------------------------------------------------------------------------------


Less than $25,000                      5.00         5.26            4.50

$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38

$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48


$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

*A distributor pays up to 1.00% to the Service Agents.


INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned

[] by you, or
[] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and of other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter. You should note that shares of the fund may now be purchased only during the Post Guarantee Period.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[]  Employees of NASD members
[] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR SERVICE AGENT OR CONSULT THE SAI.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. No deferred sales charge will be paid by investors who purchased their fund shares during the fund's offering period and redeem them on or after the Guarantee Maturity Date. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
--------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
--------------------------------------------------------------------------------


 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as dividends)

CLASS L SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares that they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:


[]  Shares exchanged for shares of another Smith Barney fund
[]  Shares representing reinvested distributions and dividends
[]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[]  On payments made through certain systematic withdrawal plans

[]  On certain distributions from a retirement plan

[]  For involuntary redemptions of small account balances

[]  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY NOW BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND ONLY THROUGH THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS. SHARES WILL BE CONTINUOUSLY OFFERED DURING THE POST GUARANTEE PERIOD. INVESTORS WHO WANT TO PURCHASE SHARES IN THE FUND DURING THE POST GUARANTEE PERIOD SHOULD REVIEW THIS SECTION, ALTHOUGH THIS INFORMATION COULD CHANGE BY THEN.


If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.

THROUGH A SERVICE AGENT  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:
                         [] Class of shares being bought
                         [] Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       THROUGH THE FUND  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [] Write to the fund at the following address:
                             SMITH BARNEY CAPITAL PRESERVATION FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND
                             SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699
                         [] Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                         [] For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------

   Through a systematic  During the Post Guarantee Period you may authorize investment plan  your Service Agent or a sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [] Amounts transferred must be at least: $25 monthly or $50 quarterly.
                         [] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub- transfer agent may charge you a fee.

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

  SMITH BARNEY OFFERS A You should contact your Service Agent to exchange DISTINCTIVE FAMILY OF into other Smith Barney funds. Exchanges may be made
 FUNDS TAILORED TO HELP  during the Guarantee and Post Guarantee Periods.
 MEET THE VARYING NEEDS However, if a shareholder exchanges any shares of the OF BOTH LARGE AND SMALL fund during the Guarantee Period the shareholder's
              INVESTORS  Guaranteed Amount will be reduced as described under
                         "The Guarantee" above. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

                         [] You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                         []  Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements
                             (except for systematic investment plan
                             investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   WAIVER OF ADDITIONAL  Your shares will not be subject to an initial sales
          SALES CHARGES  charge at the time of the exchange.


                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.

--------------------------------------------------------------------------------


           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                         You can make telephone exchanges only between accounts that have identical registrations.

------------------------------------------------------------------------------

                BY MAIL If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------


              GENERALLY  Fund shares may be redeemed by shareholders at any time during the life of the fund. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, less any applicable deferred sales charge, and are not covered by the Guarantee or the financial guarantee insurance policy.


                         Contact your Service Agent to redeem shares of the fund.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
                BY MAIL For clients of a PFS Investments Inc. Registered Representative, write to Primerica Shareholder
                         Services at the following address:

                             PRIMERICA SHAREHOLDER SERVICES
                             P.O. BOX 9662
                             PROVIDENCE, RI 02940-9662

                         For all other investors, send your written requests to PFPC Global Fund Services at the following address:

                             SMITH BARNEY CAPITAL PRESERVATION FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         []  The name of the fund and account number
                         [] The class of shares and the dollar amount or number of shares to be redeemed
                         [] Signatures of each owner exactly as the account is registered
--------------------------------------------------------------------------------
           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00
                         p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

         Automatic cash During the Post Guarantee Period you can arrange for withdrawal plans the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. While participating in the automatic cash withdrawal plan, all dividends and distributions must be reinvested.

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[]  Name of the fund
[]  Account number
[]  Class of shares being bought, exchanged or redeemed
[]  Dollar amount or number of shares being bought, exchanged or redeemed
[]  Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent or the sub-transfer agents, will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[]  Are redeeming over $50,000
[] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[]  Changed your account registration
[]  Want the check paid to someone other than the account owner(s)
[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[]  Suspend the offering of shares during the Post Guarantee Period
[]  Waive or change minimum and additional investment amounts
[]  Reject any purchase or exchange order
[]  Change, revoke or suspend the exchange privilege
[]  Suspend telephone transactions
[] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) during the Post Guarantee Period because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES  The fund does not issue share certificates.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS The fund generally declares and pays dividends annually and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the fund will be reduced by the amount of the payment.

Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability you owe as a result of any of these taxable events is your responsibility, and will not be reimbursed under the Guarantee. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

--------------------------------------------------------------------------------
TRANSACTION                                FEDERAL TAX STATUS
--------------------------------------------------------------------------------


Redemption or exchange of shares           Usually capital gain or loss;
                                           long-term if shares owned
                                           more than one year

Distributions of net capital gain (excess Long-term capital gain of net long-term capital gain over net short-term capital loss)

Ordinary Dividends (including              Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may in effect be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are not a citizen or resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Any withholding will reduce the Guaranteed Amount.

The fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


The fund expects to invest a significant portion of its assets in zero coupon bonds and/or other instruments purchased at a discount. This will require the fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

FINANCIAL GUARANTEE INSURANCE POLICY If it is necessary for Ambac to make a payment to the fund in connection with the financial guarantee insurance policy, this payment will likely be considered to reduce any otherwise allowable capital losses or in the absence of losses be treated as additional capital gain.


--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Shares of the fund now may be purchased only during the Post Guarantee Period. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------

FOR A CLASS A SHARE OF CAPITAL STOCK
                                            FOR THE PERIOD APRIL 3,2002
                                        (COMMENCEMENT OF OPERATIONS) TO
                                                    OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.40
--------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                                            0.099
 Net realized and unrealized loss                                (0.109)
--------------------------------------------------------------------------------
Total loss from operations                                       (0.010)
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                           (0.010)
 Net realized gains                                                  --
--------------------------------------------------------------------------------
Total distributions                                              (0.010)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $11.38
--------------------------------------------------------------------------------
Total return                                                      (0.09)%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                               $116,466
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                         1.82%*
  Net investment income                                            1.59%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                              47%
--------------------------------------------------------------------------------
Note: If Agents of the Fund had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

 Net investment income per share                                 $0.090
 Ratios:
  Expenses to average net assets                                   1.97%*
  Net investment income to average net assets                      1.44%*
--------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------

FOR A CLASS B SHARE OF CAPITAL STOCK
                                           FOR THE PERIOD APRIL 3, 2002
                                        (COMMENCEMENT OF OPERATIONS) TO
                                                    OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.40
--------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                                            0.055
 Net realized and unrealized loss                                (0.109)
--------------------------------------------------------------------------------
Total loss from operations                                       (0.054)
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                           (0.006)
 Net realized gains                                                  --
--------------------------------------------------------------------------------
Total Distributions                                              (0.006)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $11.34
--------------------------------------------------------------------------------
Total return                                                      (0.48)%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                               $605,061
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                         2.52%*
  Net investment income                                            0.87%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                              47%
--------------------------------------------------------------------------------
Note: If Agents of the Fund had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

 Net investment income per share                                 $0.046
 Ratios:
  Expenses to average net assets                                   2.66%*
  Net investment income to average net assets                      0.73%*
--------------------------------------------------------------------------------
  * Annualized
 ** Not Annualized
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

Class L Shares

FOR A CLASS L SHARE OF CAPITAL STOCK
                                           FOR THE PERIOD APRIL 3, 2002
                                        (COMMENCEMENT OF OPERATIONS) TO
                                                    OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.40
--------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                                            0.055
 Net realized and unrealized loss                                (0.109)
--------------------------------------------------------------------------------
Total loss from operations                                       (0.054)
--------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                           (0.006)
 Net realized gains                                                  --
--------------------------------------------------------------------------------
Total distributions                                              (0.006)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $11.34
--------------------------------------------------------------------------------
Total return                                                      (0.48)%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                               $150,586
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                         2.52%*
  Net investment income                                            0.87%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                              47%
--------------------------------------------------------------------------------
Note: If Agents of the Fund had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

 Net investment income per share                                 $0.046
 Ratios:
  Expenses to average net assets                                   2.66%*
  Net investment income to average net assets                      0.73%*
--------------------------------------------------------------------------------
  * Annualized.
 ** Not annualized.
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

                                                                        APPENDIX


MORE INFORMATION ABOUT THE GUARANTEE

The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period), reduced to reflect certain expenses (the "Guaranteed Amount").

Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

Assume further that the end of the fund's offering period was May 10, 2002 and on May 13, 2002 (the business day before the beginning of the Guarantee Period), the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on May 13, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on May 13, 2002.

Using our example:

  Shares you initially purchased                                   1,666.667
  Plus additional shares distributed                                   4.386
  Total shares                                                     1,671.053
  NAV per share of Class A shares on May 13, 2002                     $11.40
                                                                    --------
  Your Guaranteed Amount as of May 13, 2002                          $19,050

As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which you are entitled. If you redeem shares in the fund, you will then hold fewer shares at the then-current Guarantee per Share, thereby reducing your Guaranteed Amount. The Guarantee per Share will equal the NAV per share on May 13, 2002, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above.

Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

The Guarantee per Share will decline as dividends and distributions are made to shareholders. If you automatically reinvest dividends and distributions in the fund, you will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount you were entitled to before the dividend or distribution was made. If you instead elect to receive any dividends or distributions in cash, you will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that you were entitled to before the dividend or distribution was made.

If you redeem shares, or take a dividend or distribution in cash, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
    29.122 to arrive at your new share balance of 1,700.175.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20.

    5. Your Guaranteed Amount still equals $19,050.

If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee Per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

[logo] Smith Barney
       Mutual Fund
Your Serious Money. Managed Professionally.(SM)
SMITH BARNEY
CAPITAL
PRESERVATION FUND


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or, for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) and Ambac can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and Ambac are available on the EDGAR Database on the Commission's Internet site at PUBLICINFO@SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally
Managed. is a service mark of
Salomon Smith Barney Inc.

(Investment Company Act file no. 811-4007)
FD02513  02/03

                                   PROSPECTUS
                                   ----------

                                  ------------
                                  SMITH BARNEY
                                    CAPITAL
                                  PRESERVATION
                                     FUND II
                                  ------------

Class A, B and L Shares

February 28, 2003


The fund is currently closed to new investors. Existing shareholders may purchase additional shares only through the reinvestment of distributions and dividends.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY CAPITAL
PRESERVATION FUND II

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Investments, risks and performance .....................................     2

More on the fund's investments .........................................    12

The Guarantee ..........................................................    16

Management .............................................................    19

Choosing a class of shares to buy ......................................    21

Comparing the fund's classes ...........................................    23

Sales charges ..........................................................    24

More about deferred sales charges ......................................    26

Buying shares ..........................................................    28

Exchanging shares ......................................................    29

Redeeming shares .......................................................    31

Other things to know about share transactions ..........................    33

Dividends, distributions and taxes .....................................    35

Share price ............................................................    37


Financial Highlights ...................................................    38

Appendix ...............................................................    42

--------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
--------------------------------------------------------------------------------


GENERAL INFORMATION ABOUT THE FUND


The Smith Barney Capital Preservation Fund II now has a Guarantee Period and a Post Guarantee Period.

GUARANTEE PERIOD The Guarantee Period will run through November 4, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). Shares of the fund are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. During the Guarantee Period, the fund seeks some capital growth, while preserving principal.

Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the Guarantee Period began) reduced to reflect certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced to reflect certain expenses, if any, paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Fee table" on page 10). The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued for the benefit of the shareholders of the fund by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc.


If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.


POST GUARANTEE PERIOD During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the fund expects to seek long-term growth of capital through investments primarily in common stocks and other equity securities. Shares of the fund will be offered on a continuous basis during the Post Guarantee Period.

During the Post Guarantee Period, the value of shareholders' accounts is not protected by the fund's Guarantee, and could go down.


GUARANTEE PERIOD OBJECTIVE


During the Guarantee Period, the fund seeks some capital growth, while preserving principal. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Prospectus, it will be difficult for the fund to achieve capital growth.


KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD

Under normal market conditions, during the Guarantee Period the fund's assets are allocated between:

[] AN EQUITY COMPONENT, consisting primarily of common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, and

[] A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

ASSET ALLOCATION The fund's manager, Smith Barney Fund Management LLC, uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:


[] the market value of the fund's assets as compared to the aggregate guaranteed amount;


[]  the prevailing level of interest rates;

[]  equity market volatility; and

[]  the length of time remaining until the Guarantee Maturity Date.


The model shows that when interest rates are very low (as they have been recently), more assets must be allocated to the fixed income component in order to increase the likelihood of preserving principal. Also, more assets must be allocated to fixed income securities as the market value of equity securities declines. As a result of the recent low interest rates and the decline in the equity markets, approximately 12.72% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities.


Generally, as the market value of the equity component rises, more assets are allocated to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component.

The model may require the fund to have a portfolio turnover rate in excess of 200%. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

EQUITY COMPONENT The manager will invest the equity component primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

EQUITY SELECTION PROCESS. The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental values. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.


When evaluating an individual stock, the manager looks for:


[]  Low market valuations measured by the manager's valuation models

[]  Positive changes in earnings prospects because of factors such as:

[]  New, improved or unique products and services

[]  New or rapidly expanding markets for the company's products

[]  New management

[] Changes in the economic, financial, regulatory or political environment particularly affecting the company

[]  Effective research, product development and marketing

[]  A business strategy not yet recognized by the marketplace

FIXED INCOME COMPONENT The fixed income component will consist primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include U.S. Government securities and other high quality debt securities, such as commercial paper or guaranteed investment contracts (referred to as GICs). The U.S. Government securities may, but need not, be backed by the full faith and credit of the United States. U.S. Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. GICs are contracts issued by insurance companies under which the contract holder places funds on deposit with the insurer, and the insurer promises to repay the contract holder's deposit plus interest at a guaranteed rate. The fixed income component may also include futures on fixed income securities, swaps and money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND


GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the manager's ability to allocate assets between the equity component and the fixed income component and in selecting investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The fund will be more subject to the risks of fixed income securities to the extent that the fund's assets are invested in fixed income securities.

However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002, reduced to reflect certain expenses.

If during the Guarantee Period the equity markets or interest rates decline (as they have recently), the fund's manager may reallocate additional fund assets to the fixed income portion of the fund. For example, if interest rates decline significantly or if the value of the equity component declines precipitously, all or a substantial portion of the fund's assets that are not already allocated to fixed income would be reallocated to the fixed income portion. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If interest rates continue at current levels and the equity markets do not increase significantly, the fund's assets will continue to be largely invested in fixed income securities.

EQUITY COMPONENT RISKS -- GENERAL. Equity investments involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:


[]  Stock prices decline generally

[] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

[] An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock

[] The markets strongly favor growth stocks over stocks with value characteristics

[]  Small or medium capitalization companies fall out of favor with investors


SMALL AND MID CAP EQUITY RISKS. Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile to the extent that the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:


[]  More limited product lines

[]  Fewer capital resources

[]  More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

[]  Experience sharper swings in market values

[]  Be harder to sell at times and at prices the manager believes appropriate

[]  Offer greater potential for gains and losses

FIXED INCOME COMPONENT RISKS. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of zero coupon bonds (which may include STRIPS) generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically. The U.S. Government securities in which the fund invests may, but need not, be backed by the full faith and credit of the United States. With certain U.S. Government agency securities, as with corporate obligations such as commercial paper and GICs, there is the risk that the issuer will fail to pay principal or interest on the obligations when due.


Also, if interest rates go up when the fund's assets are invested in fixed income securities, the fund's net asset value per share will go down. If you redeem your shares prior to the Guarantee Maturity Date, you will receive the current net asset value per share, less any applicable sales charge, which under these circumstances likely will be lower than the asset value per share at the commencement of the Guarantee Period.


ASSET ALLOCATION RISKS. The asset allocation process could result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may generate taxable capital gains.


In addition, the terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy backing the Guarantee limit the manner in which the fund may be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.


SHARES OF THE FUND MAY FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF:

[] THE FUND INCURS CERTAIN EXPENSES THAT ARE NOT COVERED BY THE EXPENSE LIMITATION AGREEMENT WITH THE FUND'S MANAGER

[]  YOU DO NOT AUTOMATICALLY REINVEST DIVIDENDS AND DISTRIBUTIONS

[]  YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE

[]  YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE


[] THE FUND IS UNABLE TO FULFILL ITS OBLIGATIONS UNDER THE GUARANTEE AND AMBAC BECOMES INSOLVENT OR ITS CREDITWORTHINESS DETERIORATES


For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.


TRANSITION PERIOD   After the Guarantee Maturity Date, the fund will, in the
ordinary course of its investment activities, sell any fixed income securities remaining in its portfolio and purchase equity securities as soon as reasonably practicable, in order to conform its holdings to the fund's Post Guarantee Period investment objective as described below.


POST GUARANTEE PERIOD OBJECTIVE

During the Post Guarantee Period, the fund expects to seek long-term growth of capital. Current income will be a secondary consideration.

KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE POST GUARANTEE PERIOD

During the Post Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above under the equity component of the Guarantee Period.


POST GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Post Guarantee Period are expected to be those generally described under "Guarantee Period risks -- Equity component risks -- general."


For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.


FUND PERFORMANCE

Because the fund has not been in existence for a full calendar year, the fund does not yet have sufficient operating history to generate the performance information that other mutual funds show in bar and table form.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.


--------------------------------------------------------------------------------
                               SHAREHOLDER FEES
--------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A    CLASS B    CLASS L

Maximum sales charge (load) imposed on
purchases (as a % of offering price)            5.00%      None       1.00%


Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                  None(1)    5.00%      1.00%

--------------------------------------------------------------------------------
                      ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------

GUARANTEE PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.75%      0.75%      0.75%

  Miscellaneous expenses                        0.20%      0.20%      0.20%
Total annual fund operating expenses            1.95%      2.70%      2.70%

POST GUARANTEE PERIOD
(EXPENSES DEDUCTED FROM FUND ASSETS)           CLASS A    CLASS B    CLASS L

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.00%      0.00%      0.00%

  Miscellaneous expenses                        0.20%      0.20%      0.20%
Total annual fund operating expenses            1.20%      1.95%      1.95%

(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

(2) Based on current fees and expenses. The fund's manager has entered into a written Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding certain expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:


[]  You invest $10,000 in the fund for the periods shown
[]  Your investment has a 5% return each year
[]  You reinvest all distributions and dividends without a sales charge
[]  The fund's operating expenses remain the same


--------------------------------------------------------------------------------
                     NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------

                                                           1 YEAR     3 YEARS


Class A
(with or without redemption)                                $688      $1,082
Class B
(redemption at end of period)                               $773      $1,138

Class B
(no redemption)                                             $273      $  838
Class L
(redemption at end of period)                               $470      $  930

Class L
(no redemption)                                             $370      $  930


--------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


EQUITY SECURITIES The fund may invest in equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, rights, depository receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

OTHER INVESTMENT COMPANIES The fund may invest in other investment companies, subject to the limits of the Investment Company Act of 1940. These investments may include interests in exchange-traded funds (which typically consist of a portfolio of securities that seeks to track the performance of an underlying index or portion of an index) and unit investment trusts. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

DERIVATIVES The fund may, but need not, use derivatives, such as futures contracts, options on securities indices, and interest rate and other swaps, for any of the following purposes:


[] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates.
[] As a substitute for buying or selling securities (for example, to adjust the weighted average duration of the fixed income component to correspond to the period remaining until the Guarantee Maturity Date).

[]  As a cash flow management technique.


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund's stock and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).


FOREIGN INVESTMENTS   The fund may invest in foreign securities. The fund may
invest directly in foreign issuers or invest in depository receipts. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. During the Guarantee Period the fund may only invest in foreign securities that are traded on a U.S. market.


Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced if the fund invests significantly in one country. These risks may include:

[] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

[] The U.S. dollar may appreciate against non- U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. On January 1, 2002, the countries participating in the European Economic and Monetary Union (EMU) adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

[] The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
[] Economic, political and social developments may adversely affect the securities markets.
[] Foreign government obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

DEBT SECURITIES   The fund may invest in debt securities, also called fixed
income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper and guaranteed investment contracts or
GICs) and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Investing in debt securities involves certain risks that may cause the fund not to perform as well as other investments. If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management and other purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.


The fund's goals and strategies may be changed without shareholder approval.


OTHER RISKS OF INVESTING IN THE FUND   If you may need access to your money at
any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guaranteed Amount, as described later in this Prospectus. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as extraordinary expenses, are not covered by the Guarantee.

Shareholders' ability to receive the Guaranteed Amount depends on the financial condition of the fund and Ambac. Ambac has been given a triple-A rating from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Ratings, Inc. as of the date of this Prospectus. However, if Ambac becomes insolvent, or its creditworthiness deteriorates, payment to the fund under Ambac's insurance policy may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal. The fund also reserves the right to liquidate at any time on or after the Guarantee Maturity Date.

--------------------------------------------------------------------------------
THE GUARANTEE
--------------------------------------------------------------------------------


The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value as of the close of business on November 1, 2002 (the business day before the Guarantee Period began), reduced to reflect certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund. The fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the financial guarantee insurance policy. If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund will then commence the Post Guarantee Period. During the Post Guarantee Period your investment in the fund will no longer be protected by the Guarantee, and its value could go down.


In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:

[]  the amount you paid for your shares minus any up-front sales charges plus


[] your share of the fund's net income during the fund's offering period (assuming you bought your shares before the last day of the offering period)

minus


[] an adjustment to reflect certain fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

If you redeem fund shares or take a dividend or distribution in cash prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive. See the appendix to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Guarantee.


The fund's Board of Trustees and Ambac may agree to amend the terms of the Guarantee, the Financial Guarantee Agreement and financial guarantee insurance policy at any time without shareholder approval. To the extent practicable, shareholders would be given at least 60 days' prior written notice of any termination of the financial guarantee insurance policy backing the fund's Guarantee. In the event of such termination, the fund's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of fund shareholders.

See "Dividends, distributions and taxes -- Financial Guarantee Insurance Policy" for additional details regarding the financial guarantee insurance policy.


AMBAC ASSURANCE CORPORATION

Ambac Assurance Corporation, the issuer of the financial guarantee insurance policy backing the fund's Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. ("AFG"). Ambac is a leading guarantor of municipal and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico and the Territory of Guam.


Ambac has earned triple-A ratings, the highest ratings available from Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac's ability to provide credit enhancement. The address of Ambac's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.


Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by Ambac and presented under this heading.

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC. See the back cover of this Prospectus to find out how to obtain these reports and information. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG's most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------


MANAGER The fund's investment manager is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager and Salomon Smith Barney are subsidiaries of Citigroup, Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.


Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the fund.


PORTFOLIO MANAGEMENT


EQUITY COMPONENT John G. Goode and Peter Hable serve as co-portfolio managers and are responsible for the day-to-day management of the fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management ("Davis Skaggs"), a division of Smith Barney Fund Management LLC, and a managing director of Salomon Smith Barney. Mr. Hable is the President of Davis Skaggs and a managing director of Salomon Smith Barney. Mr. Goode has over 33 years of investment experience, and Mr. Hable has over 19 years of investment experience.

FIXED INCOME COMPONENT AND ASSET ALLOCATION Sandip Bhagat serves as the strategist for the fund and his team is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components. For the past five years, Mr. Bhagat has been a managing director of Salomon Smith Barney and the President of Travelers Investment Management Company.


MANAGEMENT FEE During the fund's offering period (prior to November 4, 2002), the manager was entitled to receive a fee of 0.35% of the fund's average daily net assets. During the Guarantee Period and the Post Guarantee Period, the manager is entitled to receive a fee equal to 0.75% per annum of the fund's average daily net assets.


If at any time the fund is 100% invested in fixed income securities and it is anticipated that the fund will continue to be so invested, the manager may propose, and the fund's trustees may consider, a reduction or waiver of the management fee.

SERVICE PLANS The fund has adopted a Rule 12b-1 service plan for each of its Class A, B and L shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

--------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY NOW BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND ONLY THROUGH THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS. SHARES WILL BE CONTINUOUSLY OFFERED DURING THE POST GUARANTEE PERIOD. INVESTORS WHO WANT TO PURCHASE SHARES IN THE FUND DURING THE POST GUARANTEE PERIOD SHOULD REVIEW THIS SECTION, ALTHOUGH THIS INFORMATION COULD CHANGE BY THEN.

You can choose among three classes of shares: Classes A, B, and L. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[] If you plan to invest regularly or in large amounts during the Post Guarantee Period, buying Class A shares may help you reduce sales charges and ongoing expenses. For Class A shares, please keep in mind that the amount of your investment that was applied to pay the initial sales charge will not be covered by the Guarantee.
[] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares), will be immediately invested and covered by the Guarantee. This may help offset the higher expenses of Class B and Class L shares.

[] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[] Certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")
[] The fund, but only if you are investing through certain qualified plans or certain Service Agents

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.


INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


--------------------------------------------------------------------------------
                                                   INITIAL     ADDITIONAL
--------------------------------------------------------------------------------
                                                 ALL CLASSES    ALL CLASSES

General                                            $1,000           $50


IRAs, Self Employed Retirement Plans, Uniform
Gifts or Transfers to Minor Accounts               $  250           $50


Qualified Retirement Plans*                        $   25           $25
Simple IRAs                                        $    1           $ 1

Monthly Systematic Investment Plans**              $   25           $25
Quarterly Systematic Investment Plans**            $   50           $50

 *Qualified Retirement Plans are retirement plans qualified under Section
  403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
**Only available during the Post Guarantee Period.

--------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

------------------------------------------------------------------------------------------
                 CLASS A                     CLASS B                 CLASS L
------------------------------------------------------------------------------------------
KEY FEATURES     []  Initial sales charge    []  No initial sales     []  Initial sales
                 []  You may qualify for         charge                   charge is lower
                     reduction or waiver     []  Deferred sales           than Class A
                     of initial sales            charge declines      []  Deferred sales
                     charge                      over time                charge for only
                 []  Lower annual expenses   []  Converts to Class A      1 year
                     than Class B and            after eight years    []  Higher annual
                     Class L                 []  Higher annual            expenses than
                                                 expenses than            Class A
                                                 Class A

------------------------------------------------------------------------------------------
INITIAL SALES    Up to 5.00%; reduced        None                     1.00%
CHARGE           or waived for large
                 purchases and
                 certain investors.
                 No charge for
                 purchases of
                 $1,000,000 or more

-------------------------------------------------------------------------------------------

DEFERRED SALES   1.00% on purchases of       Up to 5.00% charged      1.00% if you redeem
CHARGE           $1,000,000 or more if       when you redeem          within one year of
                 you redeem within one       shares. The charge is    purchase
                 year of purchase            reduced over time and
                                             there is no deferred
                                             sales charge after
                                             five years


-------------------------------------------------------------------------------------------
ANNUAL           0.25% of average            1.00% of average         1.00% of average
DISTRIBUTION     daily net assets            daily net assets         daily net assets
AND SERVICE
FEES
-------------------------------------------------------------------------------------------
EXCHANGEABLE     Class A shares of           Class B shares of        Class L shares of
INTO*            most Smith Barney           most Smith Barney        most Smith Barney
                 funds                       funds                    funds

------------------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                   --------------------------    COMMISSION
                                    OFFERING     NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
--------------------------------------------------------------------------------


Less than $25,000                     5.00          5.26            4.50

$25,000 but less than $50,000         4.25          4.44            3.83
$50,000 but less than $100,000        3.75          3.90            3.38

$100,000 but less than $250,000       3.25          3.36            2.93
$250,000 but less than $500,000       2.75          2.83            2.48

$500,000 but less than $1,000,000     2.00          2.04            1.80

$1,000,000 or more                     -0-           -0-         up to 1.00*

*A distributor pays up to 1.00% to the Service Agents.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned

[] by you, or
[] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


LETTER OF INTENT -- lets you purchase Class A shares of the fund and of other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter. You should note that shares of the fund may now be purchased only during the Post Guarantee Period.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[]  Employees of NASD members
[] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[] Investors who redeemed the same number of Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. No deferred sales charge will be paid by investors who purchased their fund shares during the fund's offering period and redeem them on or after the Guarantee Maturity Date. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.


--------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
--------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
--------------------------------------------------------------------------------


 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as dividends)

CLASS L SHARES (AVAILABLE THROUGH CERTAIN SERVICE AGENTS)


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1.00% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares that they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.

--------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[]  Shares exchanged for shares of another Smith Barney fund
[]  Shares representing reinvested distributions and dividends
[]  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[]  On payments made through certain systematic withdrawal plans

[]  On certain distributions from a retirement plan

[]  For involuntary redemptions of small account balances

[]  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
BUYING SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY NOW BE PURCHASED ONLY BY EXISTING SHAREHOLDERS AND ONLY THROUGH THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS. SHARES WILL BE CONTINUOUSLY OFFERED DURING THE POST GUARANTEE PERIOD. INVESTORS WHO WANT TO PURCHASE SHARES IN THE FUND DURING THE POST GUARANTEE PERIOD SHOULD REVIEW THIS SECTION, ALTHOUGH THIS INFORMATION COULD CHANGE BY THEN.

If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.


THROUGH A SERVICE AGENT  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:
                         []  Class of shares being bought
                         []  Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       THROUGH THE FUND  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         []  Write to the fund at the following address:
                             SMITH BARNEY CAPITAL PRESERVATION FUND II
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699
                         [] Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                         [] For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------

   THROUGH A SYSTEMATIC  During the Post Guarantee Period you may authorize
        INVESTMENT PLAN  your Service Agent or a sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [] Amounts transferred must be at least: $25 monthly or $50 quarterly.
                         [] If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub- transfer agent may charge you a fee.

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------


  SMITH BARNEY OFFERS A You should contact your Service Agent to exchange DISTINCTIVE FAMILY OF into other Smith Barney funds. Exchanges may be made
 FUNDS TAILORED TO HELP  during the Guarantee and Post Guarantee Periods.
 MEET THE VARYING NEEDS However, if a shareholder exchanges any shares of the OF BOTH LARGE AND SMALL fund during the Guarantee Period the shareholder's
              INVESTORS  Guaranteed Amount will be reduced as described under
                         "The Guarantee" above. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.


                         [] You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [] Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.
                         []  Exchanges of Class A, Class B and Class L shares
                             are subject to minimum investment requirements
                             (except for systematic investment plan
                             investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [] The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   WAIVER OF ADDITIONAL  Your shares will not be subject to an initial sales
          SALES CHARGES  charge at the time of the exchange.


                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase
                         of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                         You can make telephone exchanges only between
                         accounts that have identical registrations.
--------------------------------------------------------------------------------

                BY MAIL If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

--------------------------------------------------------------------------------
REDEEMING SHARES
--------------------------------------------------------------------------------


              GENERALLY  Fund shares may be redeemed by shareholders at any time during the life of the fund. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, less any applicable deferred sales charge, and are not covered by the Guarantee or the financial guarantee insurance policy.


                         Contact your Service Agent to redeem shares of the fund.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

                BY MAIL For clients of a PFS Investments Inc. Registered Representative, write to Primerica Shareholder Services at the following address:


                             PRIMERICA SHAREHOLDER SERVICES
                             P.O. BOX 9662
                             PROVIDENCE, RI 02940-9662

                         For all other investors, send your written requests to PFPC Global Fund Services at the following address:

                             SMITH BARNEY CAPITAL PRESERVATION FUND II
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC GLOBAL FUND SERVICES
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         []  The name of the fund and account number
                         [] The class of shares and the dollar amount or number of shares to be redeemed
                         [] Signatures of each owner exactly as the account is registered
--------------------------------------------------------------------------------

           BY TELEPHONE  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00
                         p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.


                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

         AUTOMATIC CASH During the Post Guarantee Period you can arrange for WITHDRAWAL PLANS the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. While participating in the automatic cash withdrawal plan, all dividends and distributions must be reinvested.

                         For more information, contact your Service Agent or consult the SAI.

--------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[]  Name of the fund
[]  Account number
[]  Class of shares being bought, exchanged or redeemed
[]  Dollar amount or number of shares being bought, exchanged or redeemed
[]  Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent or the sub-transfer agents will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[]  Are redeeming over $50,000
[] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[]  Changed your account registration
[]  Want the check paid to someone other than the account owner(s)
[] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:


[]  Suspend the offering of shares during the Post Guarantee Period

[]  Waive or change minimum and additional investment amounts
[]  Reject any purchase or exchange order
[]  Change, revoke or suspend the exchange privilege
[]  Suspend telephone transactions
[] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) during the Post Guarantee Period because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


SHARE CERTIFICATES  The fund does not issue share certificates.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS The fund generally declares and pays dividends annually and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the fund will be reduced by the amount of the payment.


Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability you owe as a result of any of these taxable events is your responsibility, and will not be reimbursed under the Guarantee. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:


--------------------------------------------------------------------------------
TRANSACTION                                   FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term if shares owned
                                              more than one year

Distributions of net capital gain (excess of Long-term capital gain net long-term capital gain over net short-term capital loss)

Ordinary dividends (including distributions   Ordinary income
of net short-term capital gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may in effect be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are not a citizen or resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Any withholding will reduce the Guaranteed Amount.


The fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The fund expects to invest a significant portion of its assets in zero coupon bonds and/or other instruments purchased at a discount. This will require the fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.


FINANCIAL GUARANTEE INSURANCE POLICY If it is necessary for Ambac to make a payment to the fund in connection with the financial guarantee insurance policy, this payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities.


--------------------------------------------------------------------------------
SHARE PRICE
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. Shares of the fund now may be purchased only during the Post Guarantee Period. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's Board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).



--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------

FOR A CLASS A SHARE OF CAPITAL STOCK
                                         FOR THE PERIOD SEPTEMBER 24, 2002
                                           (COMMENCEMENT OF OPERATIONS) TO
                                                       OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.40
--------------------------------------------------------------------------------
Income from operations:
 Net investment income                                             0.006
 Net realized and unrealized gain                                  0.004
--------------------------------------------------------------------------------
Total income from operations                                       0.010
--------------------------------------------------------------------------------
Less distributions from:
 Net Investment Income                                            (0.010)
--------------------------------------------------------------------------------
Total distributions                                               (0.010)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $11.40
--------------------------------------------------------------------------------
Total return                                                        0.09%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                 $74,552
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          0.68%*
  Net investment income                                             0.76%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                               --
--------------------------------------------------------------------------------
Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed expenses the net investment income per share and the ratios would have been as follows:

 Net investment income per share                                   $0.002
 Ratios:
  Expenses to average net assets                                    1.24%*
  Net investment income to average net assets                       0.20%*
--------------------------------------------------------------------------------
   * Annualized.
  ** Not annualized.
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.



--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------

FOR A CLASS B SHARE OF CAPITAL STOCK
                                       FOR THE PERIOD SEPTEMBER 24, 2002
                                         (COMMENCEMENT OF OPERATIONS) TO
                                                     OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.40
--------------------------------------------------------------------------------
Income from operations:
 Net investment income                                             0.004
 Net realized and unrealized gain                                  0.002
--------------------------------------------------------------------------------
Total income from operations                                       0.006
--------------------------------------------------------------------------------
Less distributions from:
 Net Investment Income                                            (0.006)
--------------------------------------------------------------------------------
Total distributions                                               (0.006)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $11.40
--------------------------------------------------------------------------------
Total return                                                        0.05%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                $673,367
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          0.97%*
  Net investment income                                             0.41%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                               --
--------------------------------------------------------------------------------
Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed expenses the net investment loss per share and the ratios would have been as follows:

 Net investment loss per share                                    $(0.001)
 Ratios:
  Expenses to average net assets                                    1.53%*
  Net investment loss to average net assets                        (0.15)%*
--------------------------------------------------------------------------------
   * Annualized.
  ** Not annualized.
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.



--------------------------------------------------------------------------------
CLASS L SHARES
--------------------------------------------------------------------------------

FOR A CLASS L SHARE OF CAPITAL STOCK
                                       FOR THE PERIOD SEPTEMBER 24, 2002
                                         (COMMENCEMENT OF OPERATIONS) TO
                                                     OCTOBER 31, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.40
--------------------------------------------------------------------------------
Income from operations:
 Net investment income                                             0.004
 Net realized and unrealized gain                                  0.002
--------------------------------------------------------------------------------
Total income from operations                                       0.006
--------------------------------------------------------------------------------
Less distributions from:
 Net Investment Income                                            (0.006)
--------------------------------------------------------------------------------
Total distributions                                               (0.006)
--------------------------------------------------------------------------------
Net asset value, end of period                                    $11.40
--------------------------------------------------------------------------------
Total return                                                        0.05%**
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                $122,213
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                          0.97%*
  Net investment income                                             0.41%*
--------------------------------------------------------------------------------
Portfolio turnover rate                                               --
--------------------------------------------------------------------------------
Note: If agents of the fund had not voluntarily waived a portion of their fees and assumed expenses the net investment loss per share and the ratios would have been as follows:

 Net investment loss per share                                    $(0.001)
 Ratios:
  Expenses to average net assets                                    1.53%*
  Net investment loss to average net assets                        (0.15)%*
--------------------------------------------------------------------------------
   * Annualized.
  ** Not annualized.
(1) The per share amounts were computed using a monthly average number of shares outstanding during the period.

                                                                      APPENDIX

MORE INFORMATION ABOUT THE GUARANTEE

The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period), reduced to reflect certain expenses (the "Guaranteed Amount").

Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

Assume further that the end of the fund's offering period was October 31, 2002 and on November 1, 2002 (the business day before the beginning of the Guarantee Period) the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.

Using our example:

  Shares you initially purchased                                   1,666.667
  Plus additional shares distributed                                   4.386
  Total shares                                                     1,671.053
  NAV per share of Class A shares on November 1, 2002                 $11.40
                                                                   ---------
  Your Guaranteed Amount as of November 1, 2002                      $19,050

As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which you are entitled. If you redeem shares in the fund, you will then hold fewer shares at the then-current Guarantee per Share, thereby reducing your Guaranteed Amount. The Guarantee per Share will equal the NAV per share on November 1, 2002, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above.

Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

The Guarantee per Share will decline as dividends and distributions are made to shareholders. If you automatically reinvest dividends and distributions in the fund, you will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount you were entitled to before the dividend or distribution was made. If you instead elect to receive any dividends or distributions in cash, you will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that you were entitled to before the dividend or distribution was made.

If you redeem shares, or take a dividend or distribution in cash, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.

To recalculate your Guarantee per Share:

  1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

  2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

  3. Adjust your account for your additional shares. Add 1,671.053 and 29.122 to arrive at your new share balance of 1,700.175.

  4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20.

  5.  Your Guaranteed Amount still equals $19,050.

If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee Per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)


SMITH BARNEY
CAPITAL
PRESERVATION FUND II

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or, for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) and Ambac can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and Ambac are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor any distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally
Managed. is a service mark of
Salomon Smith Barney Inc.


(Investment Company Act file no. 811-4007)
FD02640 02/03

                                                                  Statement of
                                                        Additional Information
                                                             February 28, 2003


SMITH BARNEY(SM) DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES FUND

(Members of the Smith Barney(SM) Family of Funds)


    Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund (the "funds") are series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTSPAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  18
 5. Performance Information and Advertising ..............................  19

 6. Determination of Net Asset Value; Valuation of Securities ............  23
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  24

 8. Management ...........................................................  33

 9. Portfolio Transactions ...............................................  47
10. Description of Shares, Voting Rights and Liabilities .................  48
11. Tax Matters ..........................................................  50
12. Financial Statements .................................................  52

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the funds' separate Prospectuses, dated February 28, 2003, by which shares of the funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 49 hereof. These financial statements can be found in each fund's Annual Report to Shareholders. An investor may obtain copies of each fund's Prospectus and Annual Report without charge by calling 1-800-451-2010.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Diversified Large Cap Growth Fund (the "Large Cap Growth Fund") and Smith Barney Small Cap Growth Opportunities Fund (the "Small Cap Growth Fund"), each of which is a separate series of the Trust. Prior to September 11, 2000, Large Cap Growth Fund was called CitiFunds Large Cap Growth Portfolio, and Small Cap Growth Fund was called CitiFunds Small Cap Growth Portfolio. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a fund are to the applicable fund's Prospectus, dated February 28, 2003.

    Each fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Each fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to each fund. SBFM manages the investments of each fund from day to day in accordance with its investment objectives and policies. The selection of investments for each fund and the way it is managed depends on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the funds.

    Shares of each fund are continuously sold by Salomon Smith Barney, Inc., each fund's distributor. Shares may be purchased from the funds' distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "service agents"). The distributor and service agents may receive fees from the funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund and the Small Cap Growth Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    Each fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in each fund's Prospectus concerning the investment policies and techniques of each fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that a fund will achieve its objective.

    Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets in securities of companies with large market capitalizations and related investments. Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in securities of companies with small market capitalizations and related investments. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% policy.

    Certain investment restrictions of the funds described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a fund without approval by the investors in the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    A fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The funds may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a fund may be covered in the manner set forth below, or a fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by a fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by a fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When a fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    A fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. A fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase a fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a fund owns, when a fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, a fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the funds, there can be no assurance that a fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a fund. Until a fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    Each fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. Each of the funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the funds may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.


    Futures contracts on individual equity securities continue to be developed and each fund may invest in any such contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.


    Each fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    CFTC regulations require compliance with certain limitations in order to assure that a fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit a fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that fund's non-hedging futures positions would exceed 5% of that fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the funds' transactions in futures contracts.

    Each fund will comply with this CFTC requirement, if applicable. In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes a fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases a fund's potential for both gain and loss.

OPTIONS ON FUTURES CONTRACTS

    The funds may purchase and write options to buy or sell futures contracts in which the funds may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    A fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the funds in cash or securities in a segregated account. A fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, a fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements collateralized by securities in which that fund may otherwise invest. Repurchase agreements are agreements by which a fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

SECURITIES OF NON-U.S. ISSUERS

    Each fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non-U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a fund's assets may be released prior to receipt of payments, may expose the funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.


    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.


    The funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION


    The funds may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). On January 1, 2002, each of the countries participating in EMU adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier crossborder mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The funds may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of a fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When a fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.


    When entering into forward contracts, each fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.


    Each fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the funds are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the funds.

    Put and call options on non-U.S. currencies written by a fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Each fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.


    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.


    Of course, a fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of a fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a fund's other assets. Although a fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by a fund would exceed 30% of the market value of its total assets.

WHEN-ISSUED SECURITIES

    Each fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the applicable fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the funds intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES


    Consistent with applicable investment restrictions, each fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, neither fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager or to a subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The funds may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each fund may be invested in shares of other investment companies. Each fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.


    Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES


    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the funds because they create an obligation, or indebtedness, to someone other than the funds' investors and enable a fund to participate in gains and losses on an amount that exceeds its initial investment. If a fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of a fund and may affect the amount, timing and character of a fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    Each fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    A fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the funds may advertise their total returns, average annual total returns and before- and after-tax average annual returns in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B, Class L and Class Y shares of a fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the applicable Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including but not limited to: Morning Star, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the funds describes the expenses or performance of any class it will also disclose such information for the other classes.

AVERAGE ANNUAL TOTAL RETURN

    A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


         P(1 + T)n = ERV
Where:   P   =   a hypothetical initial payment of $1,000.


         T   =   average annual total return.

         n   =   number of years.

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In computing total rates of return and yield quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment.


    In addition to the fee waivers and expense subsidies described in each Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B, Class L and Class Y shares of each fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999 there were no sales charges on the purchase or sale of the funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The funds offered Class B shares beginning January 4, 1999 and Class L and Class Y shares beginning September 22, 2000. For periods prior to January 4, 1999 (in the case of Class B shares) and September 22, 2000 (in the case of Class L and Class Y shares although no Class Y shares were outstanding as of October 31, 2002), share performance includes the performance of the fund's Class A shares, adjusted to take into account the deduction of the different sales charges applicable to such Class, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class specific operating expenses.


    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
LARGE CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------

CLASS A
Ten Years Ended October 31, 2002 .....................................    6.81 %
Five Years Ended October 31, 2002 ....................................   (1.77)%
One Year Ended October 31, 2002 ......................................  (21.52)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 .....  (11.33)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (22.05)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ..  (23.80)%
Ten Years Ended October 31, 2002 .....................................     n/a
Five Years Ended October 31, 2002 ....................................     n/a
One Year Ended October 31, 2002 ......................................  (19.60)%


                                                                       AVERAGE
                                                                        ANNUAL
                                                                      TOTAL RATE
SMALL CAP GROWTH FUND                                                 OF RETURN
---------------------                                                 ---------

CLASS A
June 21, 1995 (Commencement of Operations) to October 31, 2002 .........  9.84 %
Five Years Ended October 31, 2002 ...................................... (3.09)%
One Year Ended October 31, 2002 ........................................(22.43)%

CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 2002 ....... (2.03)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(23.02)%

CLASS L
September 22, 2000 (Commencement of Operations) to October 31, 2002 ....(24.91)%
Five Years Ended October 31, 2002 ......................................   n/a
One Year Ended October 31, 2002 ........................................(20.55)%


    For advertising and sales purposes, the funds will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B, Class L or Class Y shares is used for advertising and sales purposes, performance after class inception will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum Contingent Deferred Sales Charge applicable to the Class B and Class L shares is deducted at the times, in the amount, and under the terms stated in the applicable Prospectus. Class B, Class L and Class Y share performance generally would have been different than Class A performance, had the Class B, Class L and Class Y shares been offered for the entire period, because the expenses attributable to Class B, Class L and Class Y shares are different than the expenses attributable to the Class A shares.

AGGREGATE TOTAL RETURN

    The funds' "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

    ERV - P

    Where: P   =  a hypothetical initial payment of $10,000.

           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10- year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


LARGE CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002

                                                                    SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)


Class A(2)         (21.52)%       (8.54)%        93.22%             169.01%
Class B(3)         (22.05)%       N/A            N/A               (36.86)%
Class L(4)         (19.60)%       N/A            N/A               (43.60)%
------------
(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.
(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares for the same period would have been (17.39)%, (3.73)%, 103.39% and 183.17% for the one year, five years, ten years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (17.95)% and (35.85)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption, respectively. If these charges had not been deducted, the total return for Class L shares would have been (43.03)% for the since inception period.

SMALL CAP GROWTH FUND
AGGREGATE TOTAL RETURN
AS OF OCTOBER 31, 2002


                                                                   SINCE
CLASS OF SHARES    1 YEAR        5 YEARS       10 YEARS          INCEPTION(1)


Class A(2)         (22.43)%       (14.52)%       N/A                 99.60%
Class B(3)         (23.02)%       N/A            N/A                (7.53)%
Class L(4)         (20.55)%       N/A            N/A               (45.32)%
------------

(1) All outstanding shares were designated Class A on January 4, 1999. Class B shares commenced operations on January 4, 1999. Classes L shares commenced operations on September 22, 2000.

(2) The total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the total return for Class A shares would have been (18.35)%, (10.03)% and 110.11% for the one year, five years and since inception periods, respectively.
(3) The total return figure assumes that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption. If the maximum Deferred Sales Charge had not been deducted, the total return for Class B shares would have been (18.97)% and (6.19)% for the one year and since inception periods, respectively.
(4) The total return figure assumes that the maximum sales charge and maximum applicable Deferred Sales Charge has been deducted from the investment at the time of purchase and redemption respectively. If these charges had not been deducted, the average annual total return for Class L shares would have been (44.76)% for the since inception period.

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS


    From time to time the funds may include after-tax performance information in advertisements. To the extent a fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                   ATVD = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions).

        n          =  number of years.

        ATV\D/     =  ending value of a hypothetical $1,000 investment
                      made at the beginning of the period, at the end of the 1, 5 or 10 year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average annual total return (after taxes on distributions and sale of fund shares)

                   ATVDR = P(1+T)n
Where:  P          =  a hypothetical initial investment of $1,000.

        T          =  average annual total return (after taxes on
                      distributions and redemption).

        n          =  number of years.

        ATV\D/\R/  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.


    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ Stock Market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.


    Interest income on long-term obligations held for a fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

            7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF
                     FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years, and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumatances, each as more fully described below. In addition, shares held in a Salomon Smith Barney Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.


CLASS A SHARES


    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Each fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------

Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 or more but less than $1,000,000                    2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of each fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charge on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES


    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series, Inc.; (ii) the Bright Start(R) and Scholars Choice(SM) College Savings Program; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries).


GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans which are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of a fund, investors must specify the fund's name and whether the purchase is for Class A, Class B, Class L or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.


    Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans) and (iv) $1 for Simple IRAs in a fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. The minimum initial and subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.


    Shares purchased will be held in the shareholder's account by the service agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by a fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the funds' distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds' distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the funds, and/or other dealer-sponsored events. From time to time the funds' distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the funds or the investor's service agent.

SALES CHARGE WAIVERS AND REDUCTIONS


INITIAL SALES CHARGE WAIVERS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning a fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Copeland Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.


RIGHT OF ACCUMULATION

    Class A shares of a fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the funds or the investor's service agent.

LETTER OF INTENT -- CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.


LETTER OF INTENT -- CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS


    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.


    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


YEAR SINCE PURCHASE PAYMENT WAS MADE                    DEFERRED SALES CHARGE
------------------------------------                    ---------------------

1st                                                               5%
2nd                                                               4%
3rd                                                               3%
4th                                                               2%
5th                                                               1%
6th and thereafter                                               None


    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.


    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. Each fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when you buy or sell shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administration services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement programs opened on or after June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of a fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of a fund through the Smith Barney 401(k) or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    General. Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Diversified Large Cap Growth Fund or Smith Barney Small Cap Growth Opportunities Fund (please specify)
  Class A, B, L or Y (please specify)
  c/o PFPC Global Fund Services
  P.O. Box 9699
  Providence, Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or
(iv) the redemption proceeds are transferred to an acount with a different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a fund's sub-transfer agent.


    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided to the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a fund.)


    Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.


    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.


EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.


    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


    Class B Exchanges. Class B shares of any fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Neither fund is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, that fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. Each fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program" above. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The funds offer their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class L and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

INVOLUNTARY REDEMPTIONS OF SHARES


    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).


                                8.  MANAGEMENT


    Each fund is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.



                                            POSITION HELD              PRINCIPAL OCCUPATION DURING          NUMBER OF PORTFOLIOS IN
                                             AND LENGTH                      PAST 5 YEARS AND                    FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                               --------------              ----------------------------           -------------------
INTERESTED TRUSTEE

R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                 227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development)
                                                                (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank (1994-
                                                                1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures
                                                                LLC (investment partnership) (1996 -
                                                                2001); former President, Secretary, and
                                                                Owner, Phoenix Trading Co. (commodity
                                                                trading advisory firm) (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) (1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC, Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund) (1990 -
                                                                1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS
R. Jay Gerken*, 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Secretary since 2000     Managing Director and General Counsel,                N/A
                                                                Global Mutual Funds for Citigroup Asset
                                                                Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (from 1995 to 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate, Stroock & Stroock &
                                                                Lavan LLP (from 1997 to 2000)

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992)

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President Citigroup Asset              N/A
                                       since 2002               Management (since 1997)



    The business affairs of the funds are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the fiscal year ended October 31, 2002 to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2002:



                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                     AGGREGATE RANGE OF EQUITY
                                                                                         SECURITIES IN ALL
                                                                                        PORTFOLIOS OVERSEEN
                                                                                       BY THE TRUSTEE IN THE
NAME OF TRUSTEE                LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND           FUND COMPLEX
---------------                ---------------------       ---------------------           ------------
INTERESTED TRUSTEES
R. Jay Gerken                           none                       none                    over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                         none                  $10,001-$50,000             $10,001-$50,000
Donald M. Carlton                       none                       none                   $10,001-$50,000
A Benton Cocanougher                    none                       none                     $1-$10,000
Mark T. Finn                            none                    $1-$10,000                  $1-$10,000
Stephen Randolph Gross                  none                       none                        none
Diana R. Harrington                     none                       none                   $10,001-$50,000
Susan B. Kerley                         none                       none                     $1-$10,000
Alan G. Merten                          none                       none                     $1-$10,000
C. Oscar Morong, Jr.                    none                       none                     $1-$10,000
R. Richardson Pettit                    none                       none                   $10,001-$50,000
Walter E. Robb, III                     none                       none                  $50,001-$100,000




    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2002.

    Information regarding compensation paid to the Trustees for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.



TRUSTEES COMPENSATION TABLE

                                                                             PENSION OR          TOTAL
                                                                             RETIREMENT      COMPENSATION
                                          AGGREGATE          AGGREGATE        BENEFITS      FROM FUNDS AND          NUMBER OF
                                        COMPENSATION       COMPENSATION     PAID AS PART     FUND COMPLEX         PORTFOLIOS IN
                                      FROM LARGE CAP      FROM SMALL CAP       OF FUND          PAID TO           FUND COMPLEX
TRUSTEE                                 GROWTH FUND         GROWTH FUND       EXPENSES         TRUSTEES        SERVED BY TRUSTEE
--------                              ---------------     --------------    ------------    --------------    ---------------------
INTERESTED TRUSTEES
R. Jay Gerken                                $0                 $0              None              $0                   226
Heath B. McLendon(1)                         $0                 $0              None              $0                   N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                             $183                $13             None            $70,000                 35
Donald M. Carlton                           $183                $13             None            $70,000                 30
A. Benton Cocanougher                       $183                $13             None            $70,100                 30
Mark T. Finn                                $183                $13             None            $72,500                 35
Riley C. Gilley(1)                           (1)                (1)              (1)            $30,000                N/A
Stephen Randolph Gross                      $183                $13             None            $72,500                 30
Diana R. Harrington                         $183                $13             None            $72,500                 35
Susan B. Kerley                             $183                $13             None            $72,500                 35
Alan G. Merten                              $183                $13             None            $70,000                 30
C. Oscar Morong, Jr.                        $233                $17             None            $90,500                 35
R. Richardson Pettit                        $183                $13             None            $72,500                 30
Walter E. Robb, III                         $183                $13             None            $72,500                 35
E. Kirby Warren(1)                           (1)                (1)              (1)            $37,500                N/A

(1) Messrs. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from
    September 1, 2001 to June 30, 2002, Messrs. Warren and Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr.
    McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.



    The Trustees of the funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the calendar year ended December 31, 2002, Messrs. Gilley and Warren each received $17,500 under the Plan.

    Officers receive no compensation from the funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Large Cap Growth Fund:



FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Large Cap Growth Fund                    L              9.29%      Patrick L. Russell and Dana  554 Willow Run
                                                                   K. Hilliker JTWROS           Lakeland, FL
                                                                                                33813-3600

Large Cap Growth Fund                    L              7.73%      James R. Lochry              1800 Brookside Drive
                                                                                                Roswell, GA
                                                                                                30076-5512

Large Cap Growth Fund                    L              7.09%      Kudchadkar Clinic Retirement P.O. Box 479
                                                                   Trust Dated 7/1/82           Winnsboro, SC
                                                                   Anil Kudchadkar TTEE         29180-0479

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the Small Cap Growth Fund:

FUND                                   CLASS           PERCENT                 NAME               ADDRESS
----                                 --------         --------               --------             --------
Small Cap Growth Fund                    A             14.10%      Smith Barney Multi Choice    Two Tower Center
                                                                   Trust Smith Barney Corporate P.O. Box 1063
                                                                   Trust Company                East Brunswick, NJ
                                                                                                08816-1063

Small Cap Growth Fund                    B              7.86%      Edward D. Yasko S. Barton    5915 Thorntree Drive
                                                                   Family U/A/D Edward David    San Jose, CA
                                                                   Barton TTEE                  95120-1787
                                                                   03/05/96 Yasuro S. Barton
                                                                   TTEE

Small Cap Growth Fund                    L              6.92%      Eugene J. Dabkowski TTEE     4414 Graydon Drive
                                                                   FBO Eugene J. Dabkowski TrustMiddletown, OH
                                                                   U/A/D 05/22/97               45042-3810

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


CODE OF ETHICS


    Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the funds' Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").


MANAGER


    Smith Barney Fund Management LLC acts as the investment manager ("manager") to each of the funds pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the funds. Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly Smith Barney Holdings), which in turn is a wholly-owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the funds' Trustees or by a vote of a majority of the outstanding voting securities of each such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the funds with general office facilities and supervises the overall administration of the funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the funds' independent contractors and agents; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are, or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940
Act) or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the funds, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each fund. The Board also considered each fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of each fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the funds. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.


    The Prospectus for the funds contains a description of the fees payable to the manager for services under the Management Agreement with respect to each fund. The manager may reimburse a fund or waive all or a portion of its management fees.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.


    The funds use the name "Smith Barney" by agreement with SBFM. If the manager, or its assignee, ceases to serve as the manager of the funds, the funds will change their respective names so as to delete the word "Smith Barney."

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Large Cap Growth Fund were $323,431 and $115,820, respectively, and with respect to Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $3,944,108, and $1,146,728, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Large Cap Growth Fund were $96,826, and with respect to the Large Cap Growth Portfolio were $1,313,846. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Large Cap Growth Fund were $909,203. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $593,876.

    For the fiscal year ended October 31, 2000, and for the period from November 1, 2000 through March 31, 2001, the fees paid to Citibank under prior management agreements with respect to Small Cap Growth Fund were $110,146 (all of which was voluntarily waived) and $40,455 (all of which was voluntarily waived) respectively, and with respect to Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, were $645,332 and $87,931, respectively. For the period from April 1, 2001 to October 31, 2001, the fees paid to Citi Fund Management Inc. under its Management Agreements with respect to the Small Cap Growth Fund were $53,597 (all of which was voluntarily waived) and with respect to the Small Cap Growth Portfolio were $109,152. For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Small Cap Growth Fund were $0. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were $0.

    The manager may retain a sub-administrator.


DISTRIBUTOR


    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of a fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 33,000
    2001 ........................................................ $117,000
    2000* ....................................................... $107,572
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  4,000
    2001 ........................................................ $  1,000
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class A Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 15,000
    2001 ........................................................ $ 24,000
    2000* ....................................................... $ 17,219
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $  7,000
    2001 ........................................................ $  2,000
    2000* ....................................................... $      0
    * portion paid to CFBDS


DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    Large Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $ 28,000
    2001 ........................................................ $ 47,000
    2000* ....................................................... $ 65,267
    *portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $      0
    2001 ........................................................ $      0
    2000* ....................................................... $      0
    *portion paid to CFBDS

    Small Cap Growth Fund
    Class B Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   4,000
    2001 ........................................................ $   3,000
    2000* ....................................................... $  15,031
    * portion paid to CFBDS

    Class L Shares (paid to Salomon Smith Barney)

    For the fiscal year ended October 31:

    2002 ........................................................ $   1,000
    2001 ........................................................ $       0
    2000* ....................................................... $       0
    * portion paid to CFBDS

    Class A, Class B and Class L shares of each fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L Shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.


    The Service Plans with respect to Class A and Class L shares also provide that the distributor, and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.


    The Service Plans permit the funds to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the Service Plans for each fund, the Trustees will review the Service Plans and the expenses for each fund and each class within a fund separately.


    Each Service Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.


    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of a fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS, Inc. ("CFBDS") under a prior distribution agreement with respect to Class A shares of Large Cap Growth Fund were $1,210,672. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $147,674, $798,335 and $590,552, respectively. For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Large Cap Growth Fund were $277,371. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Large Cap Growth Fund were $34,109, $179,060, and $131,992, respectively. For the period from September 22, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Large Cap Growth Fund were $29, $1,467 and $3,960, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Large Cap Growth Fund were $0, $0 and $0, respectively.

    For the period from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class A shares of Small Cap Growth Fund were $75,517. For the period from September 11, 2000 to October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $10,661, $61,917 and $52,584, respectively. For the periods from November 1, 1999 to September 10, 2000, the fees payable to CFBDS under a prior distribution agreement with respect to Class B shares of Small Cap Growth Fund were $12,620. For the period from September 11, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class B shares of Small Cap Growth Fund were $2,329, $17,395, and $18,716, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class L shares of Small Cap Growth Fund were $14, $3,657 and $10,102, respectively. For the period from September 22, 2000 to October 31, 2000 and for the fiscal years ended October 31, 2001 and 2002, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Small Cap Growth Fund were $0, $0, and $0, respectively.


    Each Service Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.


    For the fiscal year ended October 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Service Plan for each fund:

                                                                                          AMOUNT SPENT
                                       AMOUNTS PAID     COMPENSATION                       ON PRINTING
                                        TO SELECTED       TO SALES       AMOUNT SPENT      AND MAILING     INTEREST
                                          DEALERS         PERSONNEL     ON ADVERTISING    OF PROSPECTUS    EXPENSES      TOTAL
                                      ---------------   -------------   --------------   ---------------  ----------  -------------
LARGE CAP GROWTH FUND                    $85,485         $514,320          $44,748           $31            $     0      $644,584

SMALL CAP GROWTH FUND                    $19,705         $ 52,759          $ 9,472           $ 1            $27,972      $109,915

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each fund contains more information about the expenses of each fund.


TRANSFER AGENT


    The Trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("CTB"), acts as transfer agent for each fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.


CUSTODIAN


    The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for a fund by a sub-custodian bank approved by the fund's Trustees.


    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS


    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.


COUNSEL


    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the funds.


                          9.  PORTFOLIO TRANSACTIONS

    The manager trades securities for a fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.


    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a fund.


    The management fees that a fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager's other clients. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended October 31, 2000 and 2001, the Large Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions of $938,115 and $284,543, respectively. For the fiscal year ended October 31, 2002, the Large Cap Growth Fund paid brokerage commissions of $219,273. For the fiscal years ended October 31, 2000 and 2001, the Small Cap Growth Portfolio, the investment company the fund previously invested all of its assets in through a master/feeder structure, paid brokerage commissions in the amount of $87,704 and $59,120, respectively. For the fiscal year ended October 31, 2002, the Small Cap Growth Fund paid brokerage commissions of $19,259.

    Each fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    For the fiscal year ended October 31, 2002, the Large Cap Growth Fund and the Small Cap Growth Fund paid $2,885 and $0 in brokerage commissions to affiliated brokers, respectively.

    For each affiliated broker, the tables below set forth the percentage of the Large Cap Growth Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2002, and the percentage of that fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

                                                                                                                 PERCENTAGE OF
                                                                                                               AGGREGATE DOLLAR
                                                                                                                   AMOUNT OF
                                                                                        PERCENTAGE OF       TRANSACTIONS INVOLVING
                                                                                     AGGREGATE BROKERAGE          PAYMENT OF
FUND                                                         NAME OF BROKER            COMMISSIONS PAID           COMMISSIONS
----------------------------------------------------  ----------------------------  ----------------------  -----------------------
Large Cap Growth Fund                                     Salomon Smith Barney          1.3%                        1.8%

    For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended October 31, 2001 and 2002 the portfolio turnover rates were as follows:

FUND                                                                   2001                    2002
----------------------------------------------------          ----------------------  -----------------------
Large Cap Growth Fund                                                 29%                    29%

Small Cap Growth Fund                                                 21%                    57%

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).



          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund.


    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by a fund if so required by law or regulation.


    Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


                               11.  TAX MATTERS

        TAXATION OF THE FUNDS

    FEDERAL TAXES. Each fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a fund. If any fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by a fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a fund to a reduced rate of tax or an exemption from tax on such income. Each fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If a fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If a fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amounts distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.


    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. Each fund will withhold tax payments at the rate of 30% (or lower treaty rate) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each fund may be required to withhold (and pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax of non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of a fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.


EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS


    OPTIONS, etc. Each fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by each fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. The funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a fund. A fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

                          12.  FINANCIAL STATEMENTS


    The audited Statements of Assets and Liabilities as of October 31, 2002 for Large Cap Growth Fund and Small Cap Growth Fund, and each of their respective Statements of Operations for the year ended October 31, 2002, and each of their respective Statements of Changes in Net Assets and Financial Highlights for the periods presented in the 2002 Annual Reports to Shareholders of the funds, the Notes to Financial Statements of each fund and the Report of Independent Accountants for each fund, each of which is included in the Annual Report to Shareholders of the funds, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, on behalf of each fund.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND


INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022


DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013


TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                                                  Statement of
                                                        Additional Information
                                                             February 28, 2003

SMITH BARNEY(SM) CAPITAL PRESERVATION FUND

(A Member of the Smith Barney(SM)  Family of Funds)


    Smith Barney Capital Preservation Fund (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----


 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. The Asset Allocation Process .......................................... 19
 5. The Guarantee ......................................................... 20
 6. Investment Restrictions ............................................... 22
 7. Performance Information and Advertising ............................... 23
 8. Determination of Net Asset Value; Valuation of Securities ............. 25
 9. Additional Information on the Purchase and Sale of Fund Shares and
      Shareholder Programs ................................................ 26
10. Management ............................................................ 40
11. Portfolio Transactions ................................................ 52
12. Description of Shares, Voting Rights and Liabilities .................. 54
13. Tax Matters ........................................................... 55
14. Financial Statements .................................................. 57

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 28, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 57 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445, by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 28, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.


    The fund offers three classes of shares, referred to as Class A, Class B and Class L shares.

    Smith Barney Fund Management LLC (the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.


    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributors and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.


                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

    Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

    In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.


    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.


DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against the contract for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund is entitled to receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of-funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

    The fund may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the fund will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the fund attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.


    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING

    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.

PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.


    As a result of the recent low interest rates and the decline in the equity markets, approximately 8.29% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities. Investment of the fund's assets in the fixed income component reduces the fund's ability to participate in upward equity market movements.


    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.

    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.


    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.


                              5.  THE GUARANTEE

    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run through May 14, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses (the "Guaranteed Amount").

    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

    Assume further that on May 13, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on May 13, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on May 13, 2002.

    Using our example:

       Shares you initially purchased                          1,666.667
       Plus additional shares distributed                          4.386
       Total shares                                            1,671.053
       NAV per share of Class A shares on May 13, 2002        X  $ 11.40
                                                                 -------
       Your Guaranteed Amount as of May 13, 2002                 $19,050
                                                                 =======

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on May 13, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee Per Share, with respect to any class of shares, may be expressed as follows:

    Guarantee per Share =        X
                           -----------
                           (1 + D/NAV)

    Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

              D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

              NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

    Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

    The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

    If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

    Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

    Using our example, assume it is now October 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on October 31, 2002.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       29.122 to arrive at your new share balance of 1,700.175.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above).

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is October 31, 2002, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on October 31, 2002.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to 35.092 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       35.092 to arrive at your new share balance of 1,706.145.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.


    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the diminution in the net asset value of the fund over the Guarantee Period.


    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                 7.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the fund may advertise its total return and average annual total return (on a before-tax or after-tax basis) in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B and Class L shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including by not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Kiplinger's, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.


AVERAGE ANNUAL TOTAL RETURN


    The fund's "average annual total return," as described below, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

              P(1 + T)n = ERV
Where:        P   = a hypothetical initial payment of $1,000.

              T   = average annual total return.

              n   = number of years.

              ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

    In computing total rates of return quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annual total rate of return information for the Class A, Class B and the Class L shares of the fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested. The calculations below adjust for the different sales charges currently payable with respect to each class.

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RATE OF
                                                                      RETURN
                                                                  -------------
CLASS A
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (5.08)%

CLASS B
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (5.45)%

CLASS L
April 3, 2002 (Commencement of Operations) to October 31, 2002 ...... (2.50)%


AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS

    From time to time the fund may include after-tax performance in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:


    Average annual total return (after taxes on distributions)


              P(1+T)n = ATVD
    Where:    P     =   a hypothetical initial payment of $1,000.

              T     =   average annual total return (after taxes on
                        distributions).

              n     =   number of years.

              ATVD  =   ending value of a hypothetical $1,000 investment
                        made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                        (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


    Average annual total return (after taxes on distributions and sale of fund shares)


              P(1+T)n = ATVDR
    Where:    P     =   a hypothetical initial payment of $1,000.

              T     =   average annual total return (after taxes on
                        distributions and redemption).

              n     =   number of years.

              ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

        8.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.


    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ stock market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.


    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

      9.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS


    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 34.


    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.


CLASS A SHARES


    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%

$500,000 to less than $1,000,000 .................           2.00%                      2.04%                      1.80%

$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%

----------

*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.


    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.


CLASS B SHARES


    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES

    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class L shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

    PFS ACCOUNTS


    Initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. If Primerica ceases to act as sub-transfer agent, a successor company named by the Trust will act in the same capacity so long as the account remains open.


    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.


    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.


    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

    OTHER ACCOUNTS

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class L shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    CUMULATIVE PURCHASE DISCOUNT

        PFS ACCOUNTS

        The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify a distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

    INITIAL SALES CHARGE WAIVERS

        PFS ACCOUNTS

        Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

    (a) sales to board members and employees of Citigroup and its subsidiaries;

    (b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

    (c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

    (d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

    (e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

    (f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

    (g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

    (h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and
        (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

    (i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

    (j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

    (k) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica at (800) 544-5445 for further information and appropriate forms.


    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain
Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.


    OTHER ACCOUNTS


    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
------------------------------------              ---------------------

1st                                                     5%
2nd                                                     4%
3rd                                                     3%
4th                                                     2%
5th                                                     1%
6th and thereafter                                     None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.


WAIVERS OF DEFERRED SALES CHARGE


    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.


    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.


    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 593/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when a participating plan buys or sells shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement Programs Opened On or After June 21, 1996: If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM). Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired
(800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)


    PFS ACCOUNTS


    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. The fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Class L shareholders who wish to exchange all or a portion of their shares for Class L shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class L share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares.

INVOLUNTARY REDEMPTIONS OF SHARES


    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).


                               10.  MANAGEMENT


    The fund is supervised by the Board of Trustees of the Trust, a majority of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD
                                             WITH TRUST                PRINCIPAL OCCUPATION DURING           NUMBER OF PORTFOLIOS
                                             AND LENGTH                      PAST 5 YEARS AND                   IN FUND COMPLEX
NAME AND AGE                               OF TIME SERVED              OTHER BOARD MEMBERSHIPS HELD           OVERSEEN BY TRUSTEE
------------                                 ----------                      ----------------                   --------------

INTERESTED TRUSTEE


R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                 227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development) (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank (1994
                                                                - 1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former
                                                                President, Secretary, and Owner, Phoenix
                                                                Trading Co. (commodity trading advisory
                                                                firm) (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) 1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund) (1990 -
                                                                1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); independent
                                                                consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).

OFFICERS
R. Jay Gerken*; 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Secretary                Managing Director and General Counsel,                N/A
                                       since 2000               Global Mutual Funds for Citigroup Asset
                                                                Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (1995 - 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate, Stroock & Stroock &
                                                                Lavan LLP (1997 - 2000).

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992).

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President, Citigroup Asset             N/A
                                       since 2002               Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external auditing procedures of the fund and, among other things, to consider the selection of independent certified public accountants for the fund and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the fiscal year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2002.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF EQUITY                     SECURITIES IN
                                                 SECURITIES                  ALL PORTFOLIOS OVERSEEN BY THE
NAME OF TRUSTEE                                 IN THE FUND                     TRUSTEE IN FUND COMPLEX
--------------------------------------     ----------------------           --------------------------------

INTERESTED TRUSTEE


R. Jay Gerken                                       none                             over $100,000


DISINTERESTED TRUSTEES


Elliott J. Berv                                     none                            $10,001-$50,000
Donald M. Carlton                                   none                            $10,001-$50,000
A. Benton Cocanougher                               none                               $1-$10,000
Mark T. Finn                                        none                               $1-$10,000
Stephen Randolph Gross                              none                                  none
Diana R. Harrington                                 none                            $10,001-$50,000
Susan B. Kerley                                     none                               $1-$10,000
Alan G. Merten                                      none                               $1-$10,000
C. Oscar Morong, Jr.                                none                               $1-$10,000
R. Richardson Pettit                                none                            $10,001-$50,000
Walter E. Robb, III                                 none                            $50,001-$100,000

    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, PFS Distributors and any person directly or indirectly controlling, controlled by, or under common control with the manager, Salomon Smith Barney or PFS Distributors, as of December 31, 2002.

    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                          PENSION OR
                                                                          RETIREMENT                           NUMBER OF PORTFOLIOS
                                                         AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION     IN FUND COMPLEX
                                                        COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX         SERVED BY
TRUSTEE                                                 FROM THE FUND       EXPENSES       PAID TO TRUSTEE            TRUSTEE
--------                                              ----------------  ---------------   -------------------  --------------------
INTERESTED TRUSTEES
R. Jay Gerken                                                $0              None                 $0                   227
Heath B. McLendon(1)                                         $0              None                 $0                   N/A

DISINTERESTED TRUSTEES
Elliott J. Berv                                            $  317            None              $70,000                  35
Donald M. Carlton                                          $  317            None              $70,000                  30
A. Benton Cocanougher                                      $  417            None              $70,100                  30
Mark T. Finn                                               $2,817            None              $72,500                  35
Riley C. Gilley(1)                                          (1)               (1)              $30,000                 N/A
Stephen Randolph Gross                                     $2,817            None              $72,500                  30
Diana R. Harrington                                        $2,817            None              $72,500                  35
Susan B. Kerley                                            $2,817            None              $72,500                  35
Alan G. Merten                                             $  317            None              $70,000                  30
C. Oscar Morong, Jr.                                       $2,867            None              $90,500                  35
R. Richardson Pettit                                       $2,817            None              $72,500                  30
Walter E. Robb, III                                        $2,817            None              $72,500                  35
E. Kirby Warren(1)                                          (1)               (1)              $37,500                 N/A

    (1) Messrs. E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from April 3, 2002, the inception date of the fund, to June 30, 2002 Messrs. Warren and Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr. McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the calendar year ended December 31, 2002, Messrs. Warren and Gilley each received $17,500 under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the fund:

       FUND                        CLASS        PERCENT                NAME                        ADDRESS
       ----                        -----        -------                ----                        -------
Smith Barney Capital                 A           29.36%     PFPC Brokerage Services      211 South Gulph Road
Preservation Fund                                           FBO Primerica Financial      King of Prussia, PA 19406
                                                            Services

Smith Barney Capital                 B           6.26%      PFPC Brokerage Services      211 South Gulph Road
Preservation Fund                                           FBO Primerica Financial      King of Prussia, PA 19406
                                                            Services

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


CODES OF ETHICS


    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").


MANAGER


    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.


    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly, Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.


    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.


    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.


    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The Board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.


    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."


    For the period from April 3, 2002 to October 31, 2002, the fees paid to the manager were $2,739,623.

    The manager may retain a sub-administrator.

DISTRIBUTORS

    Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Blvd., Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements").

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940
Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended Ocober 31, 2002 (paid to Salomon Smith Barney):
Class A ............................................................. $1,650,000
Class L ............................................................. $1,577,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A ............................................................. $  964,560

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A ............................................................. $    2,000
Class B ............................................................. $  423,000
Class L ............................................................. $   46,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A ............................................................. $        0
Class B ......................................................... ... $   32,913

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.


    The Service Plans with respect to Class A and Class L shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.


    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.


    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.


    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.

    For the period from April 3, 2002 to October 31, 2002, the fees paid to Salomon Smith Barney and/or PFS Distributors Inc. with respect to Class A, Class B and Class L shares of the fund were $158,375, $3,076,786 and $785,168, respectively.

    For the period from April 3, 2002 to October 31, 2002, the distributors and/or service agents incurred the following distribution expenses under the Plan for the fund:


                                                                                   AMOUNT SPENT
                                        AMOUNTS PAID   COMPENSATION    AMOUNT       ON PRINTING
                                         TO SELECTED     TO SALES     SPENT ON      AND MAILING   INTEREST
                                           DEALERS       PERSONNEL   ADVERTISING   OF PROSPECTUS  EXPENSES     TOTAL
                                        -------------  ------------  -----------   -------------  --------  -----------
Smith Barney Capital Preservation Fund   $2,545,574     $1,306,493    $1,068,098      $1,486      $401,808   $5,323,459

FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.


EXPENSES


    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.


TRANSFER AGENT


    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("Citicorp Trust"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services act as sub-transfer agents pursuant to agreements with Citicorp Trust. Under each sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, each sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of Citicorp Trust is 125 Broad Street, New York, New York, 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940 and of Primerica Shareholder Services is 3120 Breckinridge Boulevard, Duluth, Georgia, 30099.


CUSTODIAN


    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's Trustees.


    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS


    KPMG LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.


COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

                          11. PORTFOLIO TRANSACTIONS

    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.


    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.


    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the period from April 3, 2002 to October 31, 2002, the fund paid $206,661 in brokerage commissions.

    The fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    During the period from April 3, 2002 to October 31, 2002, the fund paid $0 in brokerage commissions to affiliated brokers.

    For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal year ended October 31, 2002, the fund's portfolio turnover rate was 47%.

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

          12.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.


    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.


    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.


    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.


    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If it is necessary for Ambac to make a payment to the fund in connection with the Insurance Policy, this payment will likely be considered to reduce any otherwise allowable capital losses or in the absence of losses to be treated as additional capital gain.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS


    The audited Schedule of Investments as of October 31, 2002, Statement of Assets and Liabilities as of October 31, 2002, Statement of Operations for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Statement of Changes in Net Assets for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Financial Highlights for the period from April 3, 2002 (commencement of operations) to October 31, 2002, Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of KPMG, LLP, independent accountants, on behalf of the fund.

SMITH BARNEY CAPITAL PRESERVATION FUND


INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013


PFS Distributors, Inc.
3120 Breckinridge Boulevard, Duluth, Georgia, 30099


TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

AUDITORS
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                                                  Statement of
                                                        Additional Information
                                                             February 28, 2003


SMITH BARNEY(SM) CAPITAL PRESERVATION FUND II

(A Member of the Smith Barney(SM)  Family of Funds)


    Smith Barney Capital Preservation Fund II (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.


    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices .........  2
 4. The Asset Allocation Process .......................................... 20
 5. The Guarantee ......................................................... 20
 6. Investment Restrictions ............................................... 23
 7. Performance Information and Advertising ............................... 24

 8. Determination of Net Asset Value; Valuation of Securities ............. 25
 9. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................. 26
10. Management ............................................................ 41
11. Portfolio Transactions ................................................ 53
12. Description of Shares, Voting Rights and Liabilities .................. 54
13. Tax Matters ........................................................... 56
14. Financial Statements .................................................. 58

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 28, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 58 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445 or by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund II, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 28, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.


    The fund offers three classes of shares, referred to as Class A, Class B and Class L shares.


    Smith Barney Fund Management LLC (the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplace. The manager also provides certain administrative services to the fund.

    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Salomon Smith Barney Inc. ("Salomon Smith Barney") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributions and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries, financial institutions or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.


                           2.  INVESTMENT OBJECTIVE


    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital; current income will be a secondary objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.


    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.


    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others exchange-traded funds that seek to track the performance of the Russell 3000 Index, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

    Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

    The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.

    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the fund trades at a discount to net asset value, the fund could lose money even if the securities in which the ETF invests go up in value.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

    Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.


    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.


DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED-INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund may receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of-funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

REVERSE REPURCHASE AGREEMENTS

    The fund may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the fund will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the fund attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING


    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.


PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS


    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.

    As a result of the recent low interest rates and the decline in the equity markets, approximately 12.72% of the fund's assets was invested in equity securities as of December 31, 2002. If interest rates continue at current levels and the equity markets continue to decline or be volatile, the fund's assets will continue to be largely invested in fixed income securities. Investment of the fund's assets in the fixed income component reduces the fund's ability to participate in upward equity market movements.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.


    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.


    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.


                              5.  THE GUARANTEE


    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run from November 4, 2002 through November 4, 2007, or if that date is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses (the "Guaranteed Amount").


    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.


    Assume further that on November 1, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your full guarantee, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.


    Using our example:

Shares you initially purchase                                        1,666.667
Plus additional shares distributed                                       4.386
                                                                    ==========
Total shares                                                         1,671.053
NAV per share of Class A shares on November 1, 2002              X  $    11.40
                                                                    ----------
Your Guaranteed Amount as of November 1, 2002                       $   19,050
                                                                    ==========

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.


    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on November 1, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee per Share, with respect to any class of shares, may be expressed as follows:


    Guarantee per Share =        X
                            -----------
                            (1 + D/NAV)

        Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

                D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

                NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

        Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

        The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

        If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

        Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

        Using our example, assume it is now December 31, 2002 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2002.

        To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to
    29.122 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    29.122 to arrive at your new share balance of 1,700.175.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671,053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is December 31, 2002, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on December 31, 2002.

    To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to
    35.092 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    35.092 to arrive at your new share balance of 1,706.145.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.


    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.


    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the dimunition in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                 7.  PERFORMANCE INFORMATION AND ADVERTISING

    From time to time the fund may advertise its total return and average annual total return (on a before-tax or after-tax basis) in advertisements and/or other types of sales literature and in reports or other communications to shareholders. These figures are computed separately for Class A, Class B and Class L shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of fund shares may be compared with current or historical performance of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including by not limited to:
Morningstar, Inc., Barron's, Business Week, CDA Investment Technologies, Inc., Kiplinger's, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any class it will also disclose such information for the other classes.


AVERAGE ANNUAL TOTAL RETURN

    The fund's "average annual total return," as described below, will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                       P(1 + T)n = ERV

    Where:             P    = a hypothetical initial payment of $1,000.

                       T    = average annual total return.

                       n    = number of years.

                       ERV  = Ending Redeemable Value of a hypothetical $1,000
                              investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10- year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


    In computing total rates of return quotations, all fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's service agent are not included. Of course, any such fees will reduce the shareholder's net return on investment. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

    In addition to the fee waivers and expense subsidies described in the Prospectus, the manager may further waive fees and/or reimburse expenses on a voluntary basis from time to time. These waivers and/or reimbursements may be reduced or terminated at any time. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

    Set forth below is the average annnual total rate of return information for the Class A, Class B and the Class L shares of the fund for the period indicated, assuming that dividends and capital gains distributions, if any, were reinvested. The calculations below adjust for the different sales charges currently payable with respect to each class.

                                                                  AVERAGE ANNUAL
                                                                   TOTAL RATE OF
                                                                      RETURN

CLASS A                                                               (4.91)%
September 24, 2002 (Commencement of Operations) to October 31, 2002
CLASS B                                                               (4.95)%
September 24, 2002 (Commencement of Operations) to October 31, 2002
CLASS L                                                               (1.98)%
September 24, 2002 (Commencement of Operations) to October 31, 2002

AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS


    From time to time the fund may include after-tax performance in advertisements. To the extent the fund includes such information, it will be calculated according to the following formulas:

    Average annual total return (after taxes on distributions)

                 P(1+T)n = ATVD

    Where:       P     =  a hypothetical initial payment of $1,000.

                 T     =  average annual total return (after taxes on
                          distributions).

                 n     =  number of years.

                 ATVD  =  ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


    Average annual total return (after taxes on distributions and sale of fund shares)


                 P(1+T)n = ATVDR

    Where:       P     =  a hypothetical initial payment of $1,000.

                 T     =  average annual total return (after taxes on
                          distributions and redemption).

                 n     =  number of years.

                 ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

    Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the class. Consequently, any given performance quotation should not be considered representative of the class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.


        8.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES


    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ stock market, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

      9.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS


    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.


    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 34.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------                                                  --------                   ---------                  --------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.25%                      4.44%                      3.83%
$50,000 to less than $100,000 ....................           3.75%                      3.90%                      3.38%
$100,000 to less than $250,000 ...................           3.25%                      3.36%                      2.93%
$250,000 to less than $500,000 ...................           2.75%                      2.83%                      2.48%
$500,000 to less than $1,000,000                             2.00%                      2.04%                      1.80%
$1,000,000 or more ...............................           --0--*                     --0--*                  up to 1.00%
----------
*  Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales
   Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred
   Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.50% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS L SHARES


    Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


    Service agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class L shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.


    PFS ACCOUNTS

    Initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus. If Primerica ceases to act as sub-transfer agent, a successor company named by the Trust will act in the same capacity so long as the account remains open.


    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.


    OTHER ACCOUNTS

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account, (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least
(i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by Salomon Smith Barney, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.


    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN


    Class A, Class B and Class L shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.


SALES CHARGE WAIVERS AND REDUCTIONS

CUMULATIVE PURCHASE DISCOUNT

    PFS ACCOUNTS

    The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. PFS Investments must notify a distributor at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.


INITIAL SALES CHARGE WAIVERS


    PFS ACCOUNTS


    Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:


(a) sales to board members and employees of Citigroup and its subsidiaries;

(b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

(c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

(d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

(g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

(i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Salomon Smith Barney 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

(j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

(k) purchases by investors participating in a Salomon Smith Barney fee based arrangement.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. Contact Primerica at (800) 544-5445 for further information and appropriate forms.


    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker- dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met;
(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13- month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

OTHER ACCOUNTS

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
------------------------------------              ---------------------

1st                                                         5%
2nd                                                         4%
3rd                                                         3%
4th                                                         2%
5th                                                         1%
6th and thereafter                                         None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.


WAIVERS OF DEFERRED SALES CHARGE


    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.

    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions;
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when a participating plan buys or sells shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement Programs Opened On or After June 21, 1996: If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM). Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired
(800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund II
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. The fund may make redemptions of its shares by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.


    Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Offering, Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.


    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class L Exchanges. Class L shareholders who wish to exchange all or a portion of their shares for Class L shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.


    PFS ACCOUNTS


    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.


ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE


    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class L share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class L shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class L shares.


INVOLUNTARY REDEMPTIONS OF SHARES


    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).


                               10.  MANAGEMENT


    The fund is supervised by the Board of Trustees of the Trust, a majority of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                            POSITION HELD              PRINCIPAL OCCUPATION DURING           NUMBER OF PORTFOLIOS
                                             AND LENGTH                   PAST 5 YEARS AND OTHER                IN FUND COMPLEX
NAME AND AGE                               OF TIME SERVED                 BOARD MEMBERSHIPS HELD              OVERSEEN BY TRUSTEE
------------                               --------------              ---------------------------           ---------------------

INTERESTED TRUSTEE


R. Jay Gerken*; 51                     Chairman of the Board    Managing Director, SSB (since 1996).                  227
                                       and Trustee since 2002

DISINTERESTED TRUSTEES

Elliott J. Berv; 59                    Trustee since 2001       President and Chief Operations Officer,               35
                                                                Landmark City (real estate development)
                                                                (since 2002); Board Member, American
                                                                Identity Corp. (doing business as Morpheus
                                                                Technologies) (biometric information
                                                                management) (since 2001; consultant since
                                                                1999); Director, Lapoint Industries
                                                                (industrial filter company) (since 2002);
                                                                Executive Vice President and Chief
                                                                Operations Officer, DigiGym Systems (on-
                                                                line personal training systems) (since
                                                                2001); President, Catalyst (consulting)
                                                                (since 1984); Director, Alzheimer's
                                                                Association (New England Chapter) (since
                                                                1998); Chief Executive Officer, Rocket
                                                                City Enterprises (internet concierge
                                                                services) (2000 - 2001).

Donald M. Carlton; 65                  Trustee since 2001       Director, American Electric Power                     30
                                                                (electric utility) (since 1999); Director,
                                                                Valero Energy (petroleum refining) (since
                                                                1999); Consultant, URS Corporation
                                                                (engineering) (since 1999); Director,
                                                                National Instruments Corp. (technology)
                                                                (since 1994); former Chief Executive
                                                                Officer, Radian International L.L.C.
                                                                (engineering) (1969 - 1998); Member of
                                                                Management Committee, Signature Science
                                                                (research and development) (since 2000).

A. Benton Cocanougher; 64              Trustee since 2001       Special Advisor to the President, Texas               30
                                                                A&M University (since August 2002); Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (since 2001); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A & M
                                                                University (1987 - 2001); former Director,
                                                                Randall's Food Markets, Inc. (1990 -
                                                                1999); former Director, First American
                                                                Bank and First American Savings Bank
                                                                (1994 - 1999).

Mark T. Finn; 59                       Trustee since 2001       Adjunct Professor, William & Mary College             35
                                                                (since September 2002); Principal/Member,
                                                                Balvan Partners/Balfour Vantage - Manager
                                                                and General Partner to the Vantage Hedge
                                                                Fund, LP (since March 2002); Chairman and
                                                                Owner, Vantage Consulting Group, Inc.
                                                                (investment advisory and consulting firm)
                                                                (since 1988); former Vice Chairman and
                                                                Chief Operating Officer, Lindner Asset
                                                                Management Company (mutual fund company)
                                                                (1999 - 2001); former President and
                                                                Director, Delta Financial, Inc.
                                                                (investment advisory firm) (1983 - 1999);
                                                                former General Partner and Shareholder,
                                                                Greenwich Ventures LLC (investment
                                                                partnership) (1996 - 2001); former President,
                                                                Secretary, and Owner, Phoenix Trading Co.
                                                                (commodity trading advisory firm)
                                                                (1997 - 2000).

Stephen Randolph Gross; 55             Trustee since 2001       Partner, Capital Investment Advisory                  30
                                                                Partners (consulting) (since January
                                                                2000); Director, United Telesis, Inc.
                                                                (telecommunications) (since 1997);
                                                                Managing Director, Fountainhead Ventures,
                                                                L.L.C. (consulting) (since March 1998);
                                                                Director, ebank.com, Inc. (since 1997);
                                                                Director, Andersen Calhoun (assisted
                                                                living) (since 1987); Secretary, Carint
                                                                N.A. (manufacturing) (since 1988); former
                                                                Treasurer, Hank Aaron Enterprises (fast
                                                                food franchise) (1985 - 2001); Chairman,
                                                                Gross, Collins & Cress, P.C. (accounting
                                                                firm) (since 1979); Treasurer, Coventry
                                                                Limited, Inc. (since 1985); former
                                                                Director, Charter Bank, Inc. (1987 -
                                                                1997); former Director, Yu Save, Inc.
                                                                (internet company) (1998 - 2000); former
                                                                Director, Hotpalm.com, Inc. (wireless
                                                                applications) (1998 - 2000); former
                                                                Director, Ikon Ventures, Inc. (1997 -
                                                                1998).

Diana R. Harrington; 62                Trustee since 1992       Professor, Babson College (since 1993);               35
                                                                former Trustee, The Highland Family of
                                                                Funds (investment company) (1997 - 1998).

Susan B. Kerley; 51                    Trustee since 1992       Consultant, Strategic Management Advisors,            35
                                                                LLC, Global Research Associates, Inc.
                                                                (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 17 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten; 61                     Trustee since 2001       President, George Mason University (since             30
                                                                1996); Director, Comshare, Inc.
                                                                (information technology) (since 1985);
                                                                Director, BTG (information technology)
                                                                (since 1996); former Director, Indus
                                                                (information technology) (1995 - 1999).

C. Oscar Morong, Jr.; 67               Trustee since 1991       Managing Director, Morong Capital                     35
                                                                Management (since 1993); former Director,
                                                                Indonesia Fund (closed end fund)
                                                                (1990-1999); Trustee, Morgan Stanley
                                                                Institutional Fund (currently supervises
                                                                75 investment companies) (since 1993).

R. Richardson Pettit; 60               Trustee since 2001       Professor of Finance, University of                   30
                                                                Houston (1977 - 2002); Independent
                                                                Consultant (since 1984).

Walter E. Robb, III; 76                Trustee since 2001       Director, John Boyle & Co., Inc.                      35
                                                                (textiles) (since 1999); President,
                                                                Benchmark Consulting Group, Inc. (service
                                                                company) (since 1991); Director, Harbor
                                                                Sweets, Inc. (candy) (since 1990); Sole
                                                                Proprietor, Robb Associates (corporate
                                                                financial advisors) (since 1978);
                                                                Director, W.A. Wilde Co. (direct media
                                                                marketing) (since 1982); Director, Alpha
                                                                Grainger Manufacturing, Inc. (electronics)
                                                                (since 1983); Co-owner, Kedron Design
                                                                (gifts) (since 1978); former Trustee, MFS
                                                                Family of Funds (investment company) (1985
                                                                - 2001); former President and Treasurer,
                                                                Benchmark Advisors, Inc. (corporate
                                                                financial advisors) (1989 - 2000); Harvard
                                                                Club of Boston (audit committee) (since
                                                                2000).


OFFICERS


R. Jay Gerken*, 51                     Chairman, President and  Managing Director, SSB (since 1996).                  N/A
                                       Chief Executive Officer
                                       since 2002

Lewis E. Daidone*; 45                  Chief Administrative     Managing Director, SSB (since 1990); Chief            N/A
                                       Officer and Senior Vice  Financial Officer, Smith Barney Mutual
                                       President since 2000     Funds; Director and Senior Vice President,
                                                                Smith Barney Fund Management LLC and
                                                                Travelers Investment Adviser.

Frances Guggino*; 45                   Controller since 2002    Vice President, Citigroup Asset Management            N/A
                                                                (since 1991).

Andrew Beagley*; 40                    Chief Anti-Money         Director, SSB (since 2000); Director of               N/A
                                       Laundering Compliance    Compliance, North America, Citigroup Asset
                                       Officer since 2002       Management (since 2000); Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, Citigroup Asset Management (1999 -
                                                                2000); Compliance Officer, Salomon
                                                                Brothers Asset Management Limited, Smith
                                                                Barney Global Capital Management Inc.,
                                                                Salomon Brothers Asset Management Asia
                                                                Pacific Limited (1997 - 1999).

Marianne Motley*; 43                   Assistant Treasurer      Director, Mutual Fund Administration for              N/A
                                       since 2000               SSB (since 1994).

Robert I. Frenkel*; 48                 Secretary since 2000     Managing Director and General Counsel,                N/A
                                                                Global Mutual Funds for Citigroup Asset
                                                                Management (since 1994).

Thomas C. Mandia*; 40                  Assistant Secretary      Director and Deputy General Counsel,                  N/A
                                       since 2000               Citigroup Asset Management (since 1992).

Rosemary D. Emmens*; 33                Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                1998); Counsel, The Dreyfus Corporation
                                                                (1995 - 1998).

Harris Goldblat*; 33                   Assistant Secretary      Vice President and Associate General                  N/A
                                       since 2000               Counsel, Citigroup Asset Management (since
                                                                2000); Associate Stroock & Stroock & Lavan
                                                                LLP (1997 - 2000).

Joseph Volpe*; 40                      Assistant Controller     Vice President, Citigroup Asset Management            N/A
                                       since 2002               (since 1992).

Joseph Genco*; 34                      Assistant Controller     Assistant Vice President, Citigroup Asset             N/A
                                       since 2002               Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external auditing procedures of the fund and, among other things, to consider the selection of independent certified public accountants for the fund, and to review the independence of the accountants.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF EQUITY                  SECURITIES IN
                                                 SECURITIES              ALL PORTFOLIOS OVERSEEN BY THE TRUSTEE
NAME OF TRUSTEE                                 IN THE FUND                         IN FUND COMPLEX
--------------------------------------  --------------------------------  --------------------------------------
INTERESTED TRUSTEE
R. Jay Gerken                                       None                             Over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                                     None                           $10,001 - $50,000
Donald M. Carlton                                   None                           $10,001 - $50,000
A. Benton Cocanougher                               None                              $1 - $10,000
Mark T. Finn                                        None                              $1 - $10,000
Stephen Randolph Gross                              None                                  None
Diana R. Harrington                                 None                           $10,001 - $50,000
Susan B. Kerley                                     None                              $1 - $10,000
Alan G. Merten                                      None                              $1 - $10,000
C. Oscar Morong, Jr.                                None                              $1 - $10,000
R. Richardson Pettit                                None                           $10,001 - $50,000
Walter E. Robb, III                                 None                           $50,001 - $100,000

    Neither the disinterested Trustees nor their family members had any interest in the manager, Salomon Smith Barney, PFS Distributors, and any person directly or indirectly controlling, controlled by, or under common control with the manager, Salomon Smith Barney or PFS Distributors, as of December 31, 2002.

    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE
                                                                          PENSION OR
                                                                          RETIREMENT
                                                         AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION   NUMBER OF PORTFOLIOS
                                                        COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX      IN FUND COMPLEX
TRUSTEE                                                FROM THE FUND       EXPENSES        PAID TO TRUSTEE      SERVED BY TRUSTEE
-------                                               ----------------     --------       ------------------    -----------------
INTERESTED TRUSTEES
R. Jay Gerken                                              $    0            None              $     0                 227
Heath B. McLendon(1)                                       $    0            None              $     0                 N/A
DISINTERESTED TRUSTEES
Elliott J. Berv                                            $  317            None              $70,000                  35
Donald M. Carlton                                          $  317            None              $70,000                  30
A. Benton Cocanougher                                      $  417            None              $70,100                  30
Mark T. Finn                                               $2,817            None              $72,500                  35
Riley C. Gilley(1)                                          (1)               (1)              $30,000                 N/A
Stephen Randolph Gross                                     $2,817            None              $72,500                  30
Diana R. Harrington                                        $2,817            None              $72,500                  35
Susan B. Kerley                                            $2,817            None              $72,500                  35
Alan G. Merten                                             $  317            None              $70,000                  30
C. Oscar Morong, Jr.                                       $2,867            None              $90,500                  35
R. Richardson Pettit                                       $2,817            None              $72,500                  30
Walter E. Robb, III                                        $2,817            None              $72,500                  35
E. Kirby Warren(1)                                          (1)               (1)              $37,500                 N/A

(1) Messrs E. Kirby Warren and Riley C. Gilley, former Trustees of the Trust, retired as of June 30, 2002. For the period from
    September 1, 2001 to June 30, 2002, Messrs. E. Kirby Warren and Riley C. Gilley received $37,500 and $30,000, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust on September 13, 2002. Mr. McLendon
    did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the calendar year ended December 31, 2002, Messrs. Warren and Gilley each received $17,500 under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 14, 2003, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 14, 2003, the following persons owned of record the amounts indicated of the shares of the Class of the fund.

FUND                           CLASS         PERCENT                   NAME                          ADDRESS
----                           -----         -------                   ----                          -------

Smith Barney Capital             A           26.38%        PFPC Brokerage Services        211 South Gulph Road
Preservation Fund II                                       FBO Primerica Financial        King of Prussia, PA 19406
                                                           Services

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.


CODES OF ETHICS


    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Code of Ethics are on file with the Securities and Exchange Commission ("SEC").


MANAGER


    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. (formerly, Smith Barney Holdings). Holdings is a wholly owned subsidiary of Citigroup.


    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.


    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The Board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the Board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested Trustees were advised by separate independent legal counsel throughout the process.


    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."


    For the fiscal year ended October 31, 2002, all fees payable to the manager were volunarily waived.


    The manager may retain a sub-administrator.

DISTRIBUTORS


    Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc., located at 3120 Breckinridge Boulevard, Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements").

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940
Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A .............................................................. $886,000
Class L .............................................................. $955,000

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A .............................................................. $399,494

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class L shares received by Salomon Smith Barney and its affiliates were as follow:

    For the fiscal year ended October 31, 2002 (paid to Salomon Smith Barney):
Class A .............................................................. $      0
Class B .............................................................. $ 15,000
Class L .............................................................. $      0

    For the fiscal year ended October 31, 2002 (paid to PFS Distributors):
Class A .............................................................. $      0
Class B .............................................................. $      0

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.


    The Service Plans with respect to Class A and Class L shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class L investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class L shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class L investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.


    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.

    For the fiscal year ended October 31, 2002, the fees paid to Salomon Smith Barney and/or PFS Distributors with respect to Class A, Class B and Class L shares of the fund were $6,818, $216,954 and $39,183, respectively.

    For the fiscal year ended October 31, 2002, the distributor and/or service agents incurred the following distribution expenses under the Plan for the fund:

                                                                           AMOUNT SPENT
                                  AMOUNTS PAID   COMPENSATION   AMOUNT     ON PRINTING                TOTAL
                                   TO SELECTED     TO SALES    SPENT ON    AND MAILING   INTEREST  DISTRIBUTION
                                     DEALERS       PERSONNEL  ADVERTISING  OF PROSPECTUS  EXPENSES      FEES
                                  ------------   ------------ ----------- -------------  --------  -------------
Smith Barney Capital
  Preservation Fund II             $219,886        $105,667     $55,034      $760         $(858)       $380,489


FINANCIAL GUARANTEE AGREEMENT


    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.


EXPENSES


    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class L shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.


TRANSFER AGENT


    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of Salomon Smith Barney ("Citicorp Trust"), acts as transfer agent for the fund. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services act as sub-transfer agents pursuant to agreements with Citicorp Trust. Under each sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, each sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.


    The principal place of business of Citicorp Trust is 125 Broad Street, New York, New York, 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940 and of Primerica Shareholder Services is 3120 Breckinridge Blvd., Duluth, Georgia, 30099.

CUSTODIAN


    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's Trustees.


    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


AUDITORS

    KPMG LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.


COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

                          11. PORTFOLIO TRANSACTIONS

    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.

    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal year ended October 31, 2002, the fund paid $0 in brokerage commissions.

    The fund may from time to time place brokerage transactions with the fund's distributor, Salomon Smith Barney, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    During the fiscal year ended October 31, 2002, the fund paid $0 in brokerage commissions to affiliated brokers.

           12. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.


    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.


    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS.Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.


    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If Ambac makes a payment to the fund in connection with the Guarantee, the payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities. A portion or all of such a payment may be treated as ordinary income of the fund, in which case (i) that amount will not be offset by any capital losses in computing the amount that the fund must distribute to shareholders, and (ii) any distribution resulting from that amount will be taxable as ordinary income, rather than capital gain, in the hands of shareholders. However, if the Internal Revenue Service took the position that a payment in connection with the Guarantee were not income from investments in securities, or that the Ambac financial guarantee insurance policy were a nonqualifying asset for "regulated investment company" purposes, the fund could fail to qualify as a "regulated investment company," with the adverse tax consequences discussed above.


    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.

    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS


    The audited Schedule of Investments as of October 31, 2002, Statement of Assets and Liabilities as of October 31, 2002, Statement of Operations for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Statement of Changes in Net Assets for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Financial Highlights for the period from September 24, 2002 (commencement of operations) to October 31, 2002, Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the fund, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of KPMG, LLP, independent accountants, on behalf of the fund.

SMITH BARNEY CAPITAL PRESERVATION FUND II

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Salomon Smith Barney Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Blvd., Duluth, Georgia, 30099

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Global Fund Services
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

AUDITORS
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                     Part C

Item 23.                   Exhibits.
               *******       a(1)      Amended and Restated Declaration of Trust
                                       of the Registrant
               ++++          a(2)      Certificate of Amendment to the Amended
                                       and Restated Declaration of Trust
                                       (designating Smith Barney Capital
                                       Preservation Fund)
               ++++          a(3)      Certificate of Amendment to the Amended
                                       and Restated Declaration of Trust
                                       (designating Smith Barney Capital
                                       Preservation Fund II)
               *******       b         Amended and Restated By-Laws of the
                                       Registrant
               +++++         d(1)      Management Agreement between the
                                       Registrant and Smith Barney Fund
                                       Management LLC, as manager to Smith
                                       Barney Capital Preservation Fund
               ++++          d(2)      Management Agreement between the
                                       Registrant and Smith Barney Fund
                                       Management LLC, as manager to Smith
                                       Barney Capital Preservation Fund II
               +             d(3)      Amended and Restated Management Agreement
                                       between the Registrant and Citi Fund
                                       Management Inc., as manager to Smith
                                       Barney Small Cap Growth Opportunities
                                       Fund and Smith Barney Diversified Large
                                       Cap Growth Fund
                             d(4)      Assignment and Assumption of Contract
                                       between Citi Fund Management Inc. and
                                       Smith Barney Fund Management LLC
               +             e(1)      Distribution Agreement between the
                                       Registrant and Salomon Smith Barney Inc.,
                                       as distributor with respect to the shares
                                       of the Registrant
               +++++         e(2)      Distribution Agreement between the
                                       Registrant and PFS Distributors, Inc., as
                                       co-distributor with respect to the shares
                                       of Smith Barney Capital Preservation Fund
               ++++          e(3)      Distribution Agreement between the
                                       Registrant and PFS Distributors, Inc., as
                                       co-distributor with respect to the shares
                                       of Smith Barney Capital Preservation Fund
                                       II
               +++++         e(4)      Letter Agreement with Salomon Smith
                                       Barney Inc. amending exhibit to
                                       Distribution Agreement
               *             g(1)      Custodian Contract between the Registrant
                                       and State Street Bank and Trust Company
                                       ("State Street"), as custodian
               +++           g(2)      Amendment to Custodian Contract between
                                       the Registrant and State Street
               +++++         g(4)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund to the
                                       Custodian Contract between the Registrant
                                       and State Street
               ++++          g(5)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund II to the
                                       Custodian Contract between the Registrant
                                       and State Street
               ******        h(1)      Form of Transfer Agency and Services
                                       Agreement between the Registrant and
                                       Citicorp Trust Bank, fsb (formerly
                                       Travelers Bank & Trust, fsb)
                                       ("Citicorp"), as transfer agent
               *             h(2)      Accounting Services Agreement between the
                                       Registrant and State Street, as fund
                                       accounting agent
                             h(3)      Letter Agreement adding Smith Barney
                                       Diversified Large Cap Growth Fund and
                                       Smith Barney Small Cap Growth
                                       Opportunities Fund to the Transfer Agency
                                       and Services Agreement between the
                                       Registrant and Citicorp
                             h(4)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund to the Transfer
                                       Agency and Services Agreement between the
                                       Registrant and Citicorp
               ++++          h(5)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund II to the
                                       Transfer Agency and Services Agreement
                                       between the Registrant and Citicorp
               +++++         h(6)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund to the
                                       Accounting Services Agreement between the
                                       Registrant and State Street
               ++++          h(7)      Letter Agreement adding Smith Barney
                                       Capital Preservation Fund II to the
                                       Accounting Services Agreement between the
                                       Registrant and State Street
               +++           h(8)      Guarantee from the Smith Barney Capital
                                       Preservation Fund for the benefit of its
                                       Shareholders
               +++++         h(9)      Amended and Restated Financial Guarantee
                                       Agreement between Smith Barney Capital
                                       Preservation Fund and Ambac Assurance
                                       Corporation
               +++++         h(10)     Smith Barney Capital Preservation Fund
                                       Financial Guaranty Insurance Policy
               +++++         h(11)     Smith Barney Capital Preservation Fund
                                       Expense Limitation Agreement
               +++++         h(12)     Amendment No. 1 to the Smith Barney
                                       Capital Preservation Fund Expense
                                       Limitation Agreement
               +++++         h(13)     Amendment No. 2 to the Smith Barney
                                       Capital Preservation Fund Expense
                                       Limitation Agreement
               +++++         h(14)     Amendment No. 3 to the Smith Barney
                                       Capital Preservation Fund Expense
                                       Limitation Agreement
               ++++          h(15)     Guarantee from the Smith Barney Capital
                                       Preservation Fund II for the benefit of
                                       its Shareholders
               ++++          h(16)     Financial Guarantee Agreement between
                                       Smith Barney Capital Preservation Fund II
                                       and Ambac Assurance Corporation
               ++++           h(17)    Smith Barney Capital Preservation Fund II
                                       Expense Limitation Agreement
                              h(18)    Financial Statements of Ambac Assurance
                                       Corporation
                                       A. Ambac Assurance Corporation ("Ambac")
                                          is a subsidiary of Ambac Financial
                                          Group, Inc. ("AFG"). AFG files
                                          periodic reports, which include
                                          Ambac's consolidated financial
                                          statements, under the Securities
                                          Exchange Act of 1934. Ambac's
                                          consolidated financial statements and
                                          all information related thereto as
                                          included in the following documents
                                          filed by AFG with the Securities and
                                          Exchange Commission (File No. 1-10777)
                                          are incorporated herein by reference:

                                          1)   Current Report on Form 8-K dated
                                               January 25, 2002 and filed on
                                               January 25, 2002;
                                          2)   Annual Report on Form 10-K for
                                               the fiscal years ended December
                                               31, 2001 and December 31, 2000
                                               and filed on March 26, 2002;
                                          3)   Current Report on Form 8-K dated
                                               April 17, 2002 and filed on April
                                               18, 2002;
                                          4)   Quarterly Report on Form 10-Q for
                                               the fiscal quarterly periods
                                               ended March 31, 2002 and March
                                               31, 2001 and filed on May 13,
                                               2002;
                                          5)   Current Report on Form 8-K dated
                                               July 17, 2002 and filed on July
                                               19, 2002;
                                          6)   Current Report on Form 8-K dated
                                               August 14, 2002 and filed on
                                               August 14, 2002;
                                          7)   Quarterly Report on Form 10-Q for
                                               the fiscal quarterly periods
                                               ended June 30, 2002 and June 30,
                                               2001 and filed on August 14,
                                               2002;
                                          8)   Current Report on Form 8-K dated
                                               October 17, 2002 and filed on
                                               October 17, 2002;
                                          9)   Quarterly Report on Form 10-Q for
                                               the fiscal quarterly periods
                                               ended September 30, 2002 and
                                               September 30, 2001 and filed on
                                               November 14, 2002;
                                          10)  Current Report on Form 8-K dated
                                               November 20, 2002 and filed on
                                               November 20, 2002; and
                                          11)  Current Report on Form 8-K dated
                                               January 23, 2003 and filed on
                                               January 24, 2003.

                                       B. Consent of KPMG LLP, AFG's independent
                                          auditors
               **, + and     i         Opinion and consent of counsel
               ++++
                             j         Auditors consent
               +             m(1)      Amended and Restated Service Plan for
                                       Class A, B and L shares of Smith Barney
                                       Diversified Large Cap Growth Fund and
                                       Smith Barney Small Cap Growth
                                       Opportunities Fund
               +++++         m(2)      Service Plan for Class A, B and L shares
                                       of Smith Barney Capital Preservation Fund
               ++++          m(3)      Service Plan for Class A, B and L shares
                                       of Smith Barney Capital Preservation Fund
                                       II
               ***           n         Multiple Class Plan of the Registrant
               **** and      p(1)      Code of Ethics of the Registrant, Smith
               *****                   Barney Fund Management LLC and
                                       Salomon Smith Barney Inc.
               ++            p(2)      Code of Ethics of PFS Distributors, Inc.
               +++++         q         Powers of Attorney for the Registrant
---------------------------

* Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 16, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.

**** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 16, 2000.

***** Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on December 29, 2000.

****** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on February 15, 2001.

******* Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.

+ Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 21, 2001.

++ Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 15, 2002.

+++ Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 29, 2002.

++++ Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on September 17, 2002.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 13, 2002.

Item 24.       Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 25.       Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and Salomon Smith Barney Inc., incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant with respect to Smith Barney Capital Preservation Fund and PFS Distributors, Inc., incorporated by reference herein; (d) Section 4 of the Distribution Agreement between the Registrant with respect to Smith Barney Capital Preservation Fund II and PFS Distributors, Inc., incorporated by reference herein; and (e) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.       Business and Other Connections of Investment Adviser.

         Manager - Smith Barney Fund Management LLC ("Smith Barney Fund Management") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27.       Principal Underwriters.

(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for CitiFunds Trust III, CitiFunds Premium Trust, and CitiFunds Institutional Trust. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

         (c)   Not applicable.

Item 28.       Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


NAME                                        ADDRESS

Smith Barney Trust II                       125 Broad Street
(Registrant)                                New York, NY 10004

Salomon Smith Barney Inc.                   388 Greenwich Street
(distributor)                               New York, NY 10013

PFS Distributors, Inc.                      3120 Breckinridge Boulevard
(co-distributor for Smith Barney Capital     Duluth, Georgia 30099-0062
Preservation Fund and Smith Barney Capital
Preservation Fund II)

State Street Bank and Trust Company         225 Franklin Street
(custodian and fund accounting agent)       Boston, MA 02110

Citicorp Trust Bank, fsb                    125 Broad Street
(transfer agent)                            New York, NY 10004

Smith Barney Fund Management LLC            399 Park Avenue
(manager)                                   New York, NY 10022
                                            and
                                            300 First Stamford Place, 4th Floor
                                            Stamford, CT 06902

PFPC Global Fund Services                   P.O. Box 9699
(sub-transfer agent)                        Providence, RI 02940-9699

Primerica Shareholder Services              P.O. Box 9662
(sub-transfer agent for Smith Barney        Providence, RI 02940-9662
Capital Preservation Fund and
Smith Barney Capital Preservation Fund II)

Item 29.       Management Services.

         Not applicable.

Item 30.       Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 28th day of February, 2003.

                                       SMITH BARNEY TRUST II,
                                       on behalf of Smith Barney Diversified
                                       Large Cap Growth Fund, Smith Barney Small
                                       Cap Growth Opportunities Fund, Smith
                                       Barney Capital Preservation Fund and
                                       Smith Barney Capital Preservation Fund II


                                       By: /s/ Thomas C. Mandia
                                           ------------------------------------
                                              Thomas C. Mandia
                                              Assistant Secretary


         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on February 28, 2003.


         Signature                              Title

         R. Jay Gerken*                         President, Principal Executive
         -------------------------------
         R. Jay Gerken                          Officer and Trustee

         /s/ Lewis E. Daidone                   Principal Financial Officer and
         -------------------------------
         Lewis E. Daidone                       Principal Accounting Officer

         Elliott J. Berv*                       Trustee
         -------------------------------
         Elliott J. Berv

         Donald M. Carlton*                     Trustee
         -------------------------------
         Donald M. Carlton

         A. Benton Cocanougher*                 Trustee
         -------------------------------
         A. Benton Cocanougher

         Mark T. Finn*                          Trustee
         -------------------------------
         Mark T. Finn

         Stephen Randolph Gross*                Trustee
         -------------------------------
         Stephen Randolph Gross

         Diana R. Harrington*                   Trustee
         -------------------------------
         Diana R. Harrington

         Susan B. Kerley*                       Trustee
         -------------------------------
         Susan B. Kerley

         Alan G. Merten*                        Trustee
         -------------------------------
         Alan G. Merten

         C. Oscar Morong, Jr.*                  Trustee
         -------------------------------
         C. Oscar Morong, Jr.

         R. Richardson Pettit*                  Trustee
         -------------------------------
         R. Richardson Pettit

         Walter E. Robb, III*                   Trustee
         -------------------------------
         Walter E. Robb, III



*By: /s/ Thomas C. Mandia
    ------------------------------------
       Thomas C. Mandia
       Executed by Thomas C. Mandia
       on behalf of those indicated
       pursuant to Powers of Attorney.

                                  EXHIBIT INDEX

Exhibit No.           Description
     d(4)             Assignment and Assumption of Contract between Citi
                      Fund Management Inc. and Smith Barney Fund
                      Management LLC
       h(3)           Letter Agreement adding Smith Barney Diversified Large
                      Cap Growth Fund and Smith Barney Small Cap Growth
                      Opportunities Fund to the Transfer Agency and
                      Services Agreement between the Registrant and Citicorp
       h(4)           Letter Agreement adding Smith Barney Capital
                      Preservation Fund to the Transfer Agency and
                      Services Agreement between the Registrant and Citicorp
     h(18)(B)         Consent of KPMG LLP, AFG's independent auditors
          j           Auditors consent